                                                                                                     EXECUTION COPY

     PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION IN A CONFIDENTAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES
       EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL "[***]" IN THIS EXHIBIT INDICATES THAT
                                  INFORMATION HAS BEEN OMITTED.

                                 MORTGAGE AND SECURITY AGREEMENT

                                  Dated as of February 14, 2003

                                             made by

                                     Frontier Airlines, Inc.

                                           in favor of

                                Wells Fargo Bank Northwest, N.A.,

                                     as the Collateral Agent

                                        TABLE OF CONTENTS

   Section 2.03      Use, Possession and Designated Locations of Spare Parts and Pledged

EXHIBITS

Exhibit A1........Form of Mortgage and Security Agreement Supplement (Spare Engine)

Exhibit A2........Form of Mortgage and Security Agreement Supplement (Spare Parts)

Exhibit B.........Schedule of Spare Engines

Exhibit C.........Designated Locations

Exhibit D.........Schedule of Countries Authorized for Domicile of Permitted Lessees

                                 MORTGAGE AND SECURITY AGREEMENT

         This  MORTGAGE  AND SECURITY  AGREEMENT  (as  amended,  modified,  restated or otherwise supplemented  from time to time in accordance with the terms hereof,  this "Security  Agreement")
dated as of February 14, 2003 is made by Frontier  Airlines,  Inc., a Colorado  corporation  (the
"Company")  in favor of Wells  Fargo Bank  Northwest,  N.A.,  acting  solely in its  capacity  as
Collateral Agent for the Board,  the Lenders and the  Supplemental  Guarantors (as such terms are defined in the Loan  Agreement  (as defined  below)) and as directed by the Board and the Lenders
(the "Collateral Agent").

                                      W I T N E S S E T H:

         WHEREAS,  all  capitalized  terms used and not otherwise  defined  herein shall have the respective meanings set forth or referred to in ARTICLE 1 hereof;

         WHEREAS,  the Company is an air carrier  certificated  under Sections 41102 and 44705 of
Title 49 of the United States Code and holds air carrier operating certificates;

         WHEREAS,  the Company,  the Lenders,  BearingPoint,  Inc.,  as Loan  Administrator,  the
Collateral Agent,  WestLB AG, as Agent, and Air  Transportation  Stabilization  Board are parties to a Loan Agreement  dated as of February 14, 2003 (as amended,  modified,  restated or otherwise supplemented  from time to time in accordance with its terms,  the "Loan  Agreement")  providing, subject to the terms and  conditions  thereof,  for a single term loan (the "Loan") to be made by such lenders;

         WHEREAS,  it is a condition  precedent to the making of the Loan that the Company  shall have executed and delivered to the Collateral Agent this Security Agreement;

         WHEREAS,  the  Company  wishes  to  execute  this  Security  Agreement  to  satisfy  the condition  described in the preceding  paragraph and to grant  certain first  priority  perfected security  interests in the  Collateral in favor of the Collateral  Agent for the ratable  benefit and security of the Board and the Lenders; and

         WHEREAS,  all things  necessary to make this  Security  Agreement  the legal,  valid and binding  obligation of the Company and the  Collateral  Agent,  for the uses and purposes  herein set forth, in accordance with its terms, have been done and performed and have happened;

                                         GRANTING CLAUSE

         NOW,  THEREFORE,  THIS MORTGAGE AND SECURITY AGREEMENT  WITNESSETH,  that, to secure the prompt  payment of the principal of,  interest on, and all other amounts due with respect to, the
Loan and to secure the  performance  and  observance by the Company  under the Loan  Agreement of all the agreements,  covenants and provisions  contained herein, in the Loan Agreement and in the other Loan  Documents,  and the prompt  payment  of any and all  amounts  from time to time owing hereunder,  under the Loan Agreement and the other Loan Documents,  and for the uses and purposes and subject to the terms and provisions  hereof,  and in consideration of the premises and of the covenants  herein  contained,  and of other  good and  valuable  consideration  the  receipt  and adequacy whereof are hereby  acknowledged,  the Company has granted,  bargained,  sold, assigned, transferred,  conveyed,  mortgaged,  pledged and confirmed, and does hereby grant, bargain, sell,
assign,  transfer,   convey,  mortgage,  pledge  and  confirm  unto  the  Collateral  Agent,  its successors and assigns,  for the ratable  security and benefit of the Board,  the Lenders and the
Supplemental  Guarantors,  a security interest in and mortgage Lien on all estate,  right,  title and  interest  of the  Company  in,  to and  under  the  following  described  property,  rights, interests  and  privileges  ownership of which is now held or hereafter  acquired by the Company,
and  wherever  located  (which  collectively,   including  all  property  hereafter  specifically
subjected  to the Lien of the Security  Documents  by any  instrument  supplemental  hereto,  are herein called the "Collateral"):

                  (1)      each Spare  Engine  (each such Spare  Engine  having 750 or more rated take-off  horsepower or the  equivalent  thereof) as the same is now and will  hereafter be  constituted,  whether now owned or hereafter  acquired,  and whether or not any such
         Spare Engine  shall be  installed  in or attached to any airframe and all  substitutions or  replacements  therefor,  as provided in this Security  Agreement,  together with all
         Parts of whatever  nature which are from time to time  included in the "Spare  Engines",
         whether   now  owned  or   hereafter   acquired,   and  all   renewals,   substitutions,
         replacements,  additions,  improvements,  accessories and accumulations  with respect to any of the foregoing;

                  (2)      all Spare  Parts,  whether  now  owned or  hereafter  acquired  by the
         Company,   including  any  replacements,   substitutions  or  renewals   therefor,   and
         accessions  thereto,  including  but not  limited to those  spare  parts  located at the
         Designated  Locations  described on Exhibit C attached hereto and incorporated herein by reference or any supplement or amendment  thereto supplied  hereunder or in any Security
         Agreement Supplement (Spare Parts) executed and delivered from time to time hereunder;

                  (3)      without  limiting the  generality of the  foregoing,  all  requisition proceeds  (including,  without  limitation,  all payments and proceeds or other revenues or income under the Civil  Reserve Air Fleet  Program) with respect to any Spare Engine, any Spare Part or any Part thereof and all  insurance  proceeds with respect to any loss of or damage to any Spare  Engine,  any Spare Part or any Part  thereof  from  insurance required  to be  maintained  by the  Company  under  SECTION  2.04,  but  excluding  any insurance  maintained  by the  Company  and not  required  under  SECTION  2.04  and all proceeds  from the sale or  disposition  of any  Spare  Engine,  Spare  Part or any Part thereof or any other property described in any paragraph of this Granting Clause;

                  (4)      the Purchase Agreements and the Warranty Bills of Sale;

                  (5)      the rights of the Company under any warranty,  indemnity or agreement,
         express  or  implied,  regarding  title,  materials,   workmanship,   design  or  patent
         infringement or related  matters in respect of any Spare Part,  Spare Engine or any Part thereof (other than a warranty,  indemnity or other such agreement  which, by its terms, cannot be transferred or encumbered  without  resulting in its  termination or causing a default or breach thereunder);

                  (6)      all repair,  maintenance and inventory records,  logs, manuals and all other documents and materials similar thereto (including,  without limitation,  any such records,  logs,  manuals,  documents and materials that are in electronic  format or are computer  print-outs) at any time  maintained,  created or used by the Company,  and all records,  logs,  documents and other materials  required at any time to be maintained by the Company  pursuant to the FAA or under the  Federal  Aviation  Act, in each case with respect to any Spare Engine or any Part thereof or any of the Spare Parts ("Records");

                  (7)      all Pledged Equipment,  in each case, whether now owned or existing or hereafter acquired or arising, and all proceeds, products,  accessions,  rents, profits,
         income,   benefits,   indemnification   and  insurance   proceeds,   substitutions   and
         replacements  of and to any of  such  Collateral  and,  to the  extent  related  to such
         Collateral,  all  books,  correspondence,  credit  files,  records,  invoices  and other papers  (including,  without  limitation,  all  tapes,  cards,  computer  runs and other papers and  documents  in the  possession  or under the  control  of the  Company or any computer bureau or service company from time to time acting for the Company);

                  (8)      all  moneys and  securities  now or  hereafter  paid or  deposited  or required to be paid or deposited to or with the  Collateral  Agent by or for the account of the Company  pursuant to any term  hereof or of any other Loan  Document  and held or required to be held by the Collateral Agent hereunder or thereunder;

                  (9)      the Pledged Tax Receivable;

                  (10)     all right, title, interest,  claims and demands of the Company, in, to and under any  lease of any  Spare  Engines  (other  than  indemnity  claims  thereunder
         personal  to  the  Company  as  lessor  and  proceeds  of  insurance   with  respect  to
         third-party liability claims);

                  (11)     the  Prepayment  Account and all monies,  Cash  Equivalents  and other amounts on deposit therein, and earnings thereon; and

                  (12)     all  proceeds  (including,   without  limitation,   Proceeds)  of  the
         foregoing  (other than  proceeds or Proceeds of insurance  maintained by the Company and not required under SECTION 2.04).

                                         HABENDUM CLAUSE

         TO HAVE AND TO HOLD all and singular the aforesaid  property unto the Collateral  Agent, its  successors  and  assigns,  and for the  uses and  purposes  and  subject  to the  terms  and provisions set forth in this Security Agreement.

                  (1)      It is expressly agreed  that anything  herein contained to the contrary notwithstanding,  the Company shall remain  liable under each of the Assigned  Documents to which it is a party to perform  all of the  obligations  assumed by it  thereunder,  all in  accordance with and pursuant to the terms and provisions  thereof,  and the  Collateral  Agent shall have no obligation  or liability  under any of the Assigned  Documents by reason of or arising out of the assignment  hereunder,  nor shall the Collateral  Agent be required or obligated in any manner to perform or fulfill any  obligations  of the Company under any of the Assigned  Documents to which the Company is a party,  or,  except as herein  expressly  provided,  to make any payment,  or to make any inquiry as to the nature or  sufficiency  of any  payment  received by it, or present or file any claim,  or take any action to collect or enforce the  payment of any  amounts  which may have been assigned to it or to which it may be entitled at any time or times.

                  (2)      The Company does hereby constitute the Collateral Agent as its true and lawful attorney,  irrevocably,  for good and  valuable  consideration  and coupled  with an interest and with full power of  substitution  (in its name or otherwise)  subject to the terms and conditions of this  Security  Agreement,  to ask,  require,  demand,  receive,  sue for,  compound  and give acquittance  for any and all  moneys  and  claims for moneys due and to become due to it under or arising  out of the Loan  Documents,  to  endorse  any checks or other  instruments  or orders in connection  therewith,  to file any claims or take any action or institute any proceedings  which the  Collateral  Agent may deem to be  necessary  or  advisable  in the  premises as fully as the
Company  itself  could do;  provided  that the  Collateral  Agent shall not  exercise any of such rights except upon the occurrence and during the continuance of an Event of Default.

                  (3)      The Company agrees that at any time and from time to time, at its sole cost and  expense,  upon the  written  request of the Collateral Agent, it will promptly and duly execute,  deliver,  file  and  record  (as  applicable)  any and  all  such  further  agreements, certificates,  instruments  and  documents  as  may  be  necessary  or  desirable  or  which  the
Collateral  Agent may  reasonably  request  in order to  create,  preserve,  perfect,  confirm or validate the security  interests in the  Collateral or to enable the  Collateral  Agent to obtain the full benefits of this Security  Agreement and the other  Security  Documents or to enable the
Collateral  Agent  lawfully to enforce any of its  rights,  powers,  and  remedies  hereunder  or thereunder with respect to any of the Collateral,  including,  without limitation,  to enable the
Collateral  Agent to comply with 31 U.S.C.ss. 3727 in respect of an assignment of the Pledged Tax
Receivable to the Collateral  Agent, it being  acknowledged  and agreed that the Collateral Agent is expressly  authorized to unilaterally  exercise or cause to be exercised any and all rights of a secured  party  hereunder  or under  applicable  law,  including  the  filing of UCC  financing statements  (or  amendment  thereto)  in respect of any of the  Collateral.  Notwithstanding  any contrary  provision in this  Security  Agreement  or the other  Security  Documents,  the Company shall not be  obligated  to  perfect  the  security  interest  of the  Collateral  Agent in Motor
Vehicles  for which the  Company has a  certificate  of title and which are a part of the Pledged
Equipment  except as  follows:    the Company will cause the Lien of the  Collateral  Agent to be perfected  on any Motor  Vehicle  acquired: (a) after  the date of this  Security  Agreement at a cost in  excess of  $50,000;  (b) at  any time  while the  aggregate  book  value of all of Motor
Vehicles on which the Collateral  Agent does not have a perfected Lien, net of  depreciation  and as  determined  in  accordance  with  GAAP, exceeds  $200,000 or (c) while an Event of Default or
Specified  Default  exists.  In addition,  the Company,  at the request of the  Collateral  Agent made at any time after the  occurrence of and during the  continuance  of any Event of Default or
Specified  Default,  shall cause the Lien of the  Collateral  Agent to be  perfected on all Motor
Vehicles.

                  (4)      The Company does hereby warrant and represent that (a) it has not assigned or pledged,  and hereby  covenants  that it will not (i)  assign or pledge to any Person other than the Collateral  Agent,  so long as the Lien of the Security  Documents has not been discharged in accordance with the terms hereof, any of its rights, titles or interests hereby assigned
(including,  with  respect to the Pledged  Tax  Receivable,  any rights of the Company  under any supporting  obligation,  instrument  or other  document  evidencing  or  supporting  its right to payment in respect of the Pledged  Tax  Receivable)  and (ii)  subject to the  provisions  of the
Loan Agreement, except as  provided hereunder or except in a manner  that does not adversely affect the Collateral  Agent,  the Board and the Lenders,  (A) enter into any agreement  amending or  supplementing  any Assigned  Document,  (B) execute any waiver or modification of, or consent under,  the terms of, or during the  continuance  of an Event of  Default,  exercise  any rights, powers or privileges under, any Assigned  Document,  or (C) during the continuance of an Event of
Default,  settle or compromise any claim arising under any Security  Document,  submit or consent to the  submission of any dispute,  difference or other matter arising under or in respect of any
Security  Document,  or to arbitration  thereunder;  (b) all of the Spare Parts are or will (upon becoming  subject to the Lien of the Security  Documents)  be  maintained  by or on behalf of the
Company at the Designated  Locations,  subject to SECTION 2.03 hereof; (c) Exhibit C sets forth a true and complete  list of all  locations  at which the Company  maintains  Spare Parts;  (d) the
Company has full  power,  authority  and legal right to assign and pledge all of the  Collateral, and the  Company  owns and has good and  marketable  title to the  Collateral  now subject to the
Lien of the Security  Documents,  free and clear of any Liens,  except for Permitted  Liens;  (e)
the Company's  location (as such term is used in Section  9-307 of the UCC) is Colorado,  and the full and correct  legal name and mailing  address of the Company are correctly set forth in Annex
A to the Loan Agreement;  (f) except for (x) the filing of a UCC-1  financing  statement with the
Secretary of State of Colorado  naming the Company as Debtor and the Collateral  Agent as Secured
Party in respect of the  Collateral,  (y) the filing for  recordation  of this Agreement with the
FAA and (z) in respect of any Motor Vehicle,  endorsing on the  certificate of title therefor the
Lien  of  the  Collateral  Agent  thereon,  no  registration,  recordation  or  filing  with  any
Governmental  Authority  is  required  in  connection  with the  execution  and  delivery of this
Security  Agreement  and the  other  Security  Documents  or is  necessary  for the  validity  or enforceability  hereof or thereof or for the perfection or enforcement of the security  interests created  hereunder  or  thereunder;  and (g) upon the  filing  of the UCC-1  financing  statement referred to in clause (f)(x) above,  the filing for  recordation of this Security  Agreement with the FAA and the  endorsement  on the  certificate  of title in respect of any Motor  Vehicle  the
Lien of the Collateral  Agent thereon,  subject to the  penultimate  sentence of Habendum  Clause
(3), the security  interest  granted to the Collateral Agent herein in and to the Collateral will constitute  a first  priority  perfected  security  interest  therein  prior to the rights of all other Persons and subject to no other Liens other than Permitted Liens not of record.

                  (5)      It is hereby further agreed that any and all property  described or referred to in the Granting  Clause hereof which is hereafter  acquired by the Company shall ipso facto,  and without any other  conveyance,  assignment  or act on the part of the  Company or the
Collateral Agent, become and be subject to the Lien herein granted as fully and completely as though specifically described herein.

IT IS HEREBY FURTHER COVENANTED AND AGREED by and among the parties hereto as follows:

                                            ARTICLE 1

                                           DEFINITIONS

SECTION 1.01      DEFINITIONS.

(a)      For all  purposes  of this  Security  Agreement,  except as  otherwise  expressly  provided  or unless the context otherwise requires:
(i)      each of the  "Company",  "Collateral  Agent",  or any other  Person  includes,  without  prejudice  to the provisions  of any Loan  Documents,  any  successor in interest to it and any  permitted transferee, permitted purchaser or permitted assignee of it;
(ii)     the terms  defined in this  ARTICLE 1 have the  meanings  assigned to them in this  ARTICLE 1, and include the plural as well as the singular;
(iii)    all accounting  terms not otherwise  defined herein have the meanings  assigned to them in accordance with generally accepted accounting principles in the United States;
(iv)     the words  "herein",  "hereof" and  "hereunder"  and other words of similar import refer to this Security
         Agreement as a whole and not to any particular Article, Section or other subdivision;
(v)      all references in this Security Agreement to Articles,  Sections and Exhibits refer to Articles,  Sections and Exhibits of this Security Agreement; and
(vi)     all  references  in this  Security  Agreement to Exhibits  refer to such  Exhibits as such Exhibits may be amended,  supplemented  or otherwise  modified from time to time in accordance  with the terms hereof.
(b)      The terms  "aircraft",  "aircraft  engine",  "appliance"  and "cargo" shall have the  respective  meanings ascribed  thereto in Section  40102 of Chapter 401 of Title 49 of the United  States Code and the
term "engine" shall include an "aircraft engine" as defined therein.
(c)      The term  "UCC"  means the  Uniform  Commercial  Code as in effect on the date  hereof in the State of New
York;  provided,  however,  that if by reason of mandatory  provisions of law, the  perfection or the effect of  perfection  or  non-perfection  of any  security  interest  in any  Collateral  is governed  by the  Uniform  Commercial  Code as in effect in a  jurisdiction  other than New York, then for  purposes  of the  provisions  hereof  relating  to such  perfection  or the  effect  of perfection  or  non-perfection  of any  security  interest  the term "UCC" shall mean the Uniform
Commercial  Code as in effect in such other  jurisdiction  and references to Article 9 of the UCC shall include such Article however numbered in any relevant jurisdiction.
(d)      The terms  "Equipment",  "Fixtures" and "Proceeds" shall have the respective  meanings ascribed thereto in
Article 9 of the UCC.
(e)      For all  purposes  of this  Security  Agreement,  the  following  capitalized  terms  have  the  following respective meanings:

                  "Acceptable  Alternate  Spare  Engine"  means a Pratt &  Whitney  JT8D or CFM56 engine or an engine of either  such or another  manufacturer  of  equivalent  or greater value and  utility  (without  regard to hours and  cycles);  provided  that such  engine shall be an engine of a type then  being  utilized  by the  Company  on other  Boeing or
         Airbus aircraft, as applicable, then being operated by the Company.

                  "Additional  Insured" means each Lender,  the Board, the Collateral  Agent, the
         Agent, the Loan  Administrator and each of their respective  Affiliates,  successors and permitted assigns, and the respective  directors,  officers and employees of each of the foregoing.

                  "Appliances"   means  an   instrument,   equipment,   apparatus,   a  part,  an
         appurtenance,  or an accessory  used,  capable of being used,  or intended to be used in operating  or  controlling  aircraft  in flight,  including a  parachute,  communication equipment,  and another  mechanism  installed in or attached to aircraft  during flight, and not part of an aircraft or engine.

                  "Assigned  Documents" means the Purchase Agreements and Warranty Bills of Sale, collectively.

                  "Available Engine" has the meaning assigned thereto in SECTION 3.01(A)(V).

                  "Bankruptcy  Default"  means any event or  condition  which is or upon  notice, lapse of time or both would,  unless cured or waived,  become an Event of Default  under clause (f), (g), (n) or (o) of Section 7.1 of the Loan Agreement.

                  "Certificated  Air  Carrier"  means a Person  holding an air carrier  operating certificate  issued by the Secretary of  Transportation of the United States pursuant to
         Chapter 447 of Title 49 of the United States Code or any analogous  successor  provision of the United States Code, for aircraft  capable of carrying ten or more  individuals or
         6,000 pounds or more of cargo.

                  "Civil  Reserve Air Fleet  Program"  means the Civil  Reserve Air Fleet Program administered by the United States  Government  pursuant to Executive Order No. 11490, as amended, or any substantially similar program.

                  "Collateral" has the meaning assigned thereto in the Granting Clause hereof.

                  "Company" has the meaning assigned thereto in the preamble to this Agreement.

                 "Designated  Locations"  means the  locations in the United  States  designated from time to time by the  Company  at which it may keep  Spare  Parts,  which  initially shall  be the  locations  set  forth in  Exhibit  C and  shall  include  the  additional locations designated by the Company pursuant to SECTION 2.03 hereof.

                  "Event of Loss" means, with respect to any Spare Engine,  any Spare Part or any
         Pledged  Equipment,  as  applicable,  any of the  following  events with respect to such property:  (i) the loss of such  property or of the use  thereof due to the  destruction of or damage to such  property  which  renders  repair  uneconomic or which renders such property  permanently  unfit for normal use for any reason  whatsoever;  (ii) any damage to  such  property  which  results  in an  insurance  settlement  with  respect  to such property  on the basis of a total loss or a  constructive  or  compromised  total  loss;
         (iii) the theft or  disappearance  of such  property  for the  lesser of (A) a period in excess  of  sixty  (60)  consecutive  days,  (B) the  period  to the  date  when the Net
         Insurance  Proceeds with respect to such property are paid to the Collateral  Agent,  or
         (C) the period to the date when the Company has  confirmed  to the  Collateral  Agent in writing that it cannot recover such property;  (iv) (x) the  confiscation,  condemnation or seizure of, or requisition of, title to such property by any  Governmental  Authority or purported  Governmental  Authority or (y) the  confiscation,  condemnation or seizure of, or requisition of, use of such property by any  Governmental  Authority or purported
         Governmental  Authority,  which shall have  resulted in the loss of  possession  of such property by the  Company  for a period in excess of six months;  and (v) any other event which constitutes an Event of Loss hereunder.

                  "Expendables"  means those Spare  Parts of a type  normally  used only once and thereby  consumed or otherwise  discarded  including all Parts which have a limited life and are not classified as fixed assets in accordance with GAAP.

                  "FAA" means the United States Federal Aviation  Administration or any successor thereto  administering  the functions of the Federal Aviation  Administration  under the
         Federal Aviation Act.

                  "Federal  Aviation  Act" means  Subtitle  VII of Title 49 of the United  States
         Code relating to aviation,  as amended from time to time, or any similar  legislation of the United States enacted to supersede, amend or supplement such Subtitle.

                  "Insurance Brokers" has the meaning assigned thereto in SECTION 2.04(C).

                  "Insured  Amount"  for  any  Spare  Engine  or  Spare  Part  as of any  date of determination means an amount equal to its replacement value.

                  "Insurers" has the meaning assigned thereto in SECTION 2.04(A)(I).

                  "Loss  Payment  Date" has the  meaning  assigned  thereto  in clause  (B)(1) of
          SECTION 3.01(A)(I).

                  "Manufacturer"  means with  respect to each Spare  Engine and Spare  Part,  the manufacturer thereof, and its successors and assigns.

                  "Minimum Liability Insurance Amount" means $750,000,000.

                  "Motor  Vehicle"  means any  vehicle  the  ownership  of which is governed by a certificate of title statute.

                  "Parts"  means,  in respect of any Spare Engine or any Spare Part,  any and all parts,  instruments,  appurtenances,  accessories and other equipment of whatever nature
         (other  than  complete  Spare  Engines  or  engines)  which  may  from  time  to time be incorporated or installed in or attached to such Spare Engine or such Spare Part.

                  "Passenger   Convenience  Equipment"  means  severable  components  or  systems
         installed  on  or  affixed  to  any  airframe  that  are  used  to  provide   individual
         telecommunications or electronic entertainment to passengers aboard an aircraft.

                  "Payment  Default" means any event or condition which is or upon notice,  lapse of time or both  would,  unless  cured or  waived,  become  an Event  of  Default  under
         Section 7.1(a) of the Loan Agreement.

                  "Permitted   Lease"  means  a  lease  permitted  under  the  terms  of  SECTION
           2.01(B)(I)(H).

                  "Permitted Lessee" means the lessee under a Permitted Lease.

                 "Permitted  Liens" means (i) those Liens  permitted  under clauses (i) and (ii)
          of the definition of Permitted  Encumbrances  contained in the Loan Agreement,  (ii) the
         Lien of this  Agreement and (iii) rights of third  parties in respect of the  Collateral to the  extent  permitted  hereby  (including  rights  under  Capital  Leases  or  title retention or security agreements).

                  "Pledged Equipment" means all of the Company's  Equipment,  including,  without limitation,  any  maintenance  tools,  ground  equipment and vehicles  (including  Motor
         Vehicles),  computer equipment and furniture;  provided, that to the extent (i) any such property  owned by the Company on the date hereof,  is, on the date hereof,  subject to, or (ii) any such  property  acquired by the Company  after the date hereof,  is acquired subject  to, a Capital  Lease or title  retention  or security  agreement  and cannot be transferred or encumbered by the Company  without  resulting in the  termination of such agreement  or  causing  a default  thereunder,  then the  grant of a  security  interest
         therein  in  accordance  with  this  Security   Agreement  shall  exclude  such  Pledged
         Equipment.

                  "Pledged Tax Receivable"  means the receivable of any income tax refund payable to the Company by the Internal  Revenue  Service for the  Company's  taxable year ending
         March 31, 2003,  including any  adjustment to such refund amount  thereafter  payable to the Company.

                  "Prepayment  Account"  means the deposit  account or  subaccount in the name of the Collateral  Agent  established for the purpose of depositing cash in satisfaction of
         the  Company's  prepayment   obligations  under  Sections  2.6  and  2.10  of  the  Loan
         Agreement.

                  "Purchase Agreements" means,  collectively,  with respect to each Spare Engine, the  agreement  between the  Company and the  applicable  Manufacturer  or other  seller relating to the purchase by the Company of such Spare Engine as  originally  executed or as modified,  amended or  supplemented  in accordance  with the terms thereof,  but only insofar  as the  foregoing  relates  to such  Spare  Engine  and to such  Manufacturer's warranty obligations (if applicable) with respect thereto.

                  "Records"  has the meaning  assigned  thereto in paragraph  (6) of the Granting
         Clause hereof.

                  "Replacement  Engine"  means any  engine  or  engines  substituted  for a Spare
          Engine in accordance with SECTION 2.01(D) and SECTION 3.01(A) hereof.

                  "Rotables"  means  those  Spare  Parts that can be  repeatedly  overhauled  and repaired.

                  "Security  Agreement"  or "this  Agreement"  means this  Mortgage  and Security
          Agreement.

                  "Security  Agreement  Supplement  (Spare  Engine)"  means a supplement  to this
         Security Agreement in the form of Exhibit A1.

                  "Security  Agreement  Supplement  (Spare  Parts)"  means a  supplement  to this
          Security Agreement in the form of Exhibit A2.

                  "Security  Documents"  means,   collectively,   this  Security  Agreement,  any
         Security Agreement  Supplement (Spare Engine),  any Security Agreement Supplement (Spare
         Parts),  and any  additional  pledge  agreements,  security  agreements,  supplements or other agreements  delivered  pursuant to the Loan Documents to secure the obligations of the Company thereunder, and each certificate,  instrument,  financing statement or other document  executed,  delivered,  filed or recorded  by, on behalf,  or in respect of (as applicable) the Company, in connection with or pursuant to the foregoing.

                  "Similar Carriers" has the meaning assigned thereto in SECTION 2.04(A)(I).

                  "Spare  Engine" means (i) each of the engines listed by  Manufacturer's  serial number on Exhibit B hereto  and on any  Security  Agreement  Supplement  (Spare  Engine)
         executed  and  delivered  from  time  to  time  hereunder,  and  whether  or not  either initially or from time to time installed on any airframe;  (ii) any  Replacement  Engine which may from time to time be  substituted  for any of such Spare  Engines  pursuant to the terms  hereof;  and (iii) in either  case,  any and all Parts which are from time to time  incorporated  or installed in or attached to any such engine and any and all Parts removed  therefrom,  unless the Lien of the Security  Documents  shall not apply to such
         Parts in accordance with SECTION 2.02.

                  "Spare Part" means an accessory,  appurtenance,  Appliance, instrument or part, of whatever nature (including,  without limitation,  Passenger  Convenience  Equipment), relating to an aircraft (except an engine),  engine,  spare engine or Appliance owned by the  Company  that  is to be  installed  at a  later  time  on an  aircraft,  engine  or
         Appliance if the same is (i) Expendable or Rotable and suitable for  installation  in or on a Boeing  737-200  or Boeing  737-300  aircraft  or a Pratt &  Whitney  JT8D or CFM56 engine (or any other engine)  installed or intended to be installed on a Boeing  737-200 or 737-300  aircraft,  or (ii)  Expendable  and  suitable for  installation  in or on an
         Airbus  aircraft  or an  engine  installed  or  intended  to be  installed  on an Airbus aircraft,  and,  in the case of clause  (i),  without  regard to whether  any such Spare
         Parts are  appropriate  for  installation  or use on, in or with any other type or model of Boeing aircraft or engine utilized  thereon (it being  understood that Rotables which are suitable for  installation on an Airbus aircraft or an engine  installed or intended to be installed  thereon are excluded from the  definition  of Spare  Parts);  provided, however,  that  the  following  Spare  Parts  shall  be  excluded  from  the Lien of the
         Granting  Clause  of  this  Security  Agreement:  (a)  any  Spare  Part so long as it is incorporated in,  installed on or attached or appurtenant to an aircraft or engine,  and
         (b) any Spare  Part to the  extent  (x) it is owned by the  Company  on the date  hereof subject  to, or (y) is  acquired  by the  Company  after the date  hereof  subject to, a
         Capital  Lease or title  retention or security  agreement and cannot be  transferred  or encumbered by the Company  without  resulting in the  termination  of such  agreement or causing a default thereunder  (including  Passenger  Convenience  Equipment subject to a security  interest,  license or other  interest  of a party other than the Company or an affiliate of the Company).

                  "Specified Default" means a Payment Default or a Bankruptcy Default.

                  "Tax  Receivable  Debtor"  means each  Person  obligated  to pay the Company in respect of the Pledged Tax Receivable.

                  "Tracking  System"  means,   collectively,   the  Company's  [***]  centralized
         computer  system for  tracking  its Spare Parts and the [***]  system for  tracking  its
         Spare  Engines  and  Pledged  Equipment,   and  any  and  all  improvements,   upgrades,
         substitutes or replacement systems.

                  "United States" or "U.S." means the United States of America.

                  "United States  Government"  means the federal  government of the United States or any instrumentality or agency thereof.

                  "Warranty Bills of Sale" means,  collectively,  each full warranty bill of sale delivered to the Company from the applicable  Manufacturer  (or other seller) in respect of each Spare Engine.

                  "Wet  Lease"  means any  arrangement  whereby  the  Company  (or any  Permitted
         Lessee)  agrees to furnish an aircraft on which a Spare  Engine is  installed to a third party  pursuant to which such  aircraft (i) shall remain in the  operational  control of the  Company  (or such  Permitted  Lessee)  and (ii) shall be  maintained,  insured  and otherwise used and operated in accordance with the provisions hereof.
(f)      Capitalized terms which are defined in the Loan Agreement and which are not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                                            ARTICLE 2

                                    COVENANTS OF THE COMPANY

The Company covenants and agrees as follows:

SECTION 2.01      MAINTENANCE AND OPERATION; POSSESSION; INSIGNIA.

(a)      Maintenance and Operation of Spare Engines.

(i)      The Company, at its own cost and expense, shall: (A) maintain, service, repair, and overhaul
         (or cause to be maintained, serviced, repaired, and overhauled) each Spare Engine and each of the Spare  Parts (x) so as to keep the  Spare  Engines  in an  airworthy  condition  and suitable for  installation  and  operation on a Boeing 737 airframe in  accordance  with any applicable  maintenance program and in compliance with all applicable  airworthiness directives;  and (y) so as to  maintain  the  Spare  Parts  in good  working  order  and condition and shall perform all  maintenance  thereon  necessary for that purpose and in accordance  with the  requirements of each of the  Manufacturer's  manuals and mandatory service  bulletins,  excluding  Spare  Parts that have  become  worn out or  obsolete or unfit  for use and are not  reasonably  repairable;  and (B)  maintain  or  cause  to be maintained all Records,  logs and other  materials  required to be maintained by the FAA or any other  applicable  regulatory  agency or body in respect of each Spare Engine and each of the Spare Parts.
(ii)     The Company will not (or permit any Permitted Lessee to) maintain, use, store, service, repair, overhaul or operate any Spare Engine in material violation of any law, rule, regulation, treaty,  order or certificate of any government or Governmental  Authority  (domestic or foreign)  having  jurisdiction,  or in violation  of any  airworthiness  certificate  or material  violation of any license or registration  relating to such Spare Engine issued by any such  authority.  In the  event  that any such  law,  rule,  regulation,  treaty, order,  certificate,  license or registration  requires  alteration of any Spare Engine, the Company will, at its sole cost and expense,  conform  thereto or obtain  conformance therewith.  Notwithstanding  the  foregoing,  the  Company or any  Permitted  Lessee may contest in good faith the validity or  application  of any such law,  rule,  regulation, treaty,  order,  certificate,  license or  registration  in any reasonable  manner which does not materially  adversely affect the Collateral  Agent, the Board or any Lender, or any of their respective  legal and economic  interests in or to any of the Spare Engines or any Loan  Documents,  including  the Lien of the Security  Documents.  In every case, operation,  use,  storage,  maintenance,  servicing,  repair or  overhaul  of each Spare
         Engine is subject to  compliance  by the Company with the  provisions  of SECTION  2.04.
         If the indemnities or insurance from the United States  Government  specified in SECTION
         2.04(F),  or some  combination  thereof in amounts equal to amounts  required by SECTION
         2.04,  have not been obtained  (unless  indemnities  or insurance in amounts so required are  available  in the  commercial  aviation  insurance  market and are  obtained),  the
         Company  will not  operate or locate any Spare  Engine in or to any area  excluded  from coverage  by any  insurance  required  to be  maintained  by the terms of SECTION  2.04;
         provided,  however,  that the failure of the Company to comply  with the provisions of this SECTION  2.01(A)(II)  shall not give rise to an Event of Default where such failure is  attributable  to a hijacking,  medical  emergency,  equipment  malfunction,  weather conditions,  navigational  error or act of  terrorism  and the  Company  is  taking  all reasonable steps to remedy such failure as soon as practicable.

(b)      Possession of Spare Engines.

(i)      The Company will not, without the prior written consent of the Collateral Agent, lease or otherwise in any manner  deliver,  transfer or  relinquish  possession of any Spare Engine or install or permit any Spare Engine to be installed on any airframe; provided that, so long as (x) no Specified Default or Event of Default shall have occurred and be continuing at the time of such delivery, transfer or  relinquishment  of possession or  installation and (y) such  action  shall not  deprive  the  Collateral  Agent of the  first  priority perfected  Lien of the  Security  Documents  on any Spare  Engine,  the  Company  or any
         Permitted  Lessee  (except  with respect to clause (H)) may,  without the prior  written consent of Collateral Agent:

(A)      subject  any Spare  Engine to normal pooling or similar arrangements, in each case customary in the airline  industry and entered into by the Company in the ordinary course of its business; provided, that (1) no such arrangement contemplates or requires the transfer  of title to any Spare  Engine and (2) if the  Company's  title to any
                  Spare Engine shall be divested  under any such  arrangement,  such  divestiture shall be deemed to be an Event of Loss with respect to such Spare  Engine,  and the Company shall comply with SECTION 3.01 hereof in respect thereof;

(B)      deliver  possession  of any Spare Engine to the  Manufacturer  thereof or to any other Person for testing, service, repair,  maintenance or overhaul work on such Spare Engine or any part thereof or for alterations or modifications in or additions to such Spare
                  Engine to the extent required or permitted by the terms hereof;

(C)      install  a Spare Engine on an airframe registered in the United States owned by the Company which airframe is free and clear of all Liens, except: (1)  Permitted  Liens and those which apply only to the engines (other than Spare  Engines),  Appliances,
                  parts,   instruments,   appurtenances,   accessories,   furnishings  and  other
                  equipment  (other  than  Parts)  installed  on such  airframe  (but  not to the airframe as an entirety),  (2) the rights of third  parties  under  interchange agreements  customary  in the airline  industry and entered into by the Company in the ordinary  course of its business,  provided that Company's title to such
                  Spare Engine shall not be divested as a result  thereof and (3) mortgage  Liens or other security interests,  provided, that (as regards this clause (3)), such mortgage Liens or other security interests  effectively provide that such Spare
                  Engine  shall not  become  subject  to the Lien of such  mortgage  or  security interest, notwithstanding the installation thereof on such airframe;

(D)      install a Spare Engine on an airframe registered in the United States leased to the Company
                  (or a Permitted  Lessee) or purchased by the Company (or a Permitted Lessee) subject to a  conditional  sale or other  security  agreement,  provided  that (1) such airframe  is free  and  clear  of all  Liens,  except:  (x) the  rights  of the parties to the lease or conditional sale or other security  agreement  covering such  airframe,  or their  assignees,  and (y) Liens of the type  permitted  by clause (C) of this SECTION  2.01(B)(I) and (2) such lease,  conditional sale or other security agreement  effectively provides that such Spare Engine shall not become  subject to the Lien of such lease,  conditional  sale or other security agreement, notwithstanding the installation thereof on such airframe;

(E)      install  a Spare  Engine on an airframe registered in the United States owned by the Company
                  (or a Permitted  Lessee),  leased to the Company or purchased by the Company subject to a conditional  sale or other security  agreement under  circumstances  where neither  clause (C) nor clause (D) of this SECTION  2.01(B)(I)  is  applicable, provided  that any  divestiture  of title to such Spare Engine  resulting  from such  installation  shall be deemed an Event of Loss with respect to such Spare
                  Engine,  and the Company  shall comply with SECTION  3.01(A)  hereof in respect thereof,  the  Collateral  Agent  not  intending  hereby  to waive any right or interest  it may have to or in such Spare  Engine  under  applicable  law until compliance by the Company with such SECTION 3.01(A);

(F)      transfer (or permit any Permitted Lessee to transfer) possession of any Spare Engine to the
                  United States of America or any instrumentality oragency thereof pursuant  to the
                  Civil  Reserve  Air Fleet  Program  so long as the  Company  shall  notify  the
                  Collateral Agent (1) prior to transferring  possession of any such Spare Engine to the  United  States of  America  or any  agency or  instrumentality  thereof pursuant  to the Civil  Reserve  Air Fleet  Program and (2) of the name and the address of the Contracting  Office  Representative for the Air Mobility Command
                  of the  United  States  Air  Force to whom  notice  must be given  pursuant  to
                  SECTION 4.01(A) hereof;

(G)      transfer  possession of any Spare Engine to the United States of America or any instrumentality or agency thereof pursuant to a lease, contract or other instrument, a copy of which shall be provided to the Collateral Agent; or

(H)      enter into a lease of any Spare Engine with (1) a Certificated Air Carrier, (2) any airline domiciled and principally located in a country listed on Exhibit D hereto, or (3)
                  any other Person approved in writing by the Collateral Agent;  provided that (I) no such lease shall be permitted  to a lessee that is subject to a  proceeding  or final order under applicable  bankruptcy,  insolvency or reorganization laws on the  date  the  lease  is  entered  into,  (II) in the  case  of a lease  under subclause  (2) or (3)  above,  on the  date of such  lease  or any  renewal  or extension  thereof,  the United  States and the country in which such lessee is domiciled and principally  located maintain normal diplomatic  relations (which for purposes of this clause (H) shall include  Taiwan),  (III) in the case only of a lease to any Person  under  subclause  (3)  above,  the  Collateral  Agent receives  at the time of such lease an  opinion  of  counsel  (in form and from counsel  reasonably  satisfactory  to the Collateral  Agent) to the effect that
                  (w) the terms of the proposed lease will be legal, valid,  binding and (subject to customary  exceptions  in foreign  opinions  generally  that are of a nature accepted by financiers)  enforceable  in accordance  with its terms against the proposed  lessee in the  country in which the  proposed  lessee is  principally based,  (x) there exist no possessory  rights in favor of the lessee under such lease  under the laws of such  lessee's  country of domicile  that would,  upon bankruptcy  or  insolvency  of or other  default by the Company and assuming at such time such  lessee is not  insolvent  or  bankrupt,  prevent  the return or repossession  of such  Spare  Engine  in  accordance  with the  lease  and when permitted by the terms of ARTICLE 4 upon the exercise by the  Collateral  Agent of its  remedies  pursuant  to  such  Article,  (y) the  laws of such  lessee's country  of  domicile  require  fair  compensation  by the  government  of such jurisdiction  payable in currency freely  convertible into Dollars for the loss of use of such Spare Engine in the event of the  requisition by such government of such use, and (z) the laws of such lessee's  country of domicile  would give recognition to the Company's title to the Spare Engine,  to the registration of the Spare  Engine (if such  country  maintains a registry  for  engines) in the name of the Company (or the proposed lessee, as "lessee", as appropriate),  and to the Lien of the Security  Documents,  (IV) if the lessee under such lease is a  governmental  entity,  such  lessee  has  waived  all  rights  of  sovereign immunity,  and (V) if the lessee is a  Certificated  Air  Carrier,  the Company will be entitled as lessor to the  benefits of Section  1110 of the  Bankruptcy
                  Code with respect to such Spare Engine in  connection  with a proceeding  under
                  Chapter 11 of the Bankruptcy Code in which the lessee is the debtor.

(ii)     The rights of any  transferee  (other than a  transferee  where the transfer is of a Spare
         Engine which is to be an Event of Loss) shall be (and the  assignment or other  transfer document under which such transfer is governed shall explicitly provide  that) during the period of such possession, subject and subordinate to, all the terms of the Security Docu-
         ments, including, without limitation, the covenants contained in this ARTICLE 2, including the  inspection  rights  contained in SECTION 2.05 and the  Collateral  Agent's right to
         repossess  such  Spare  Engine.   No  pooling   agreement,   Permitted  Lease  or  other
         relinquishment  of  possession  of any  Spare  Engine  shall  in any  way  discharge  or diminish any of the Company's  obligations  to the  Collateral  Agent under the Security
         Documents or constitute a waiver of Collateral  Agent's rights or remedies  hereunder or thereunder.

(iii)    In connection with any Permitted Lease, all necessary action shall be taken by the Company at its expense which is required to continue the Collateral Agent's security interest in the applicable  Spare Engine,  and such Permitted  Lease and all other  necessary  documents shall be duly filed,  registered  or recorded in such public  offices as may be required to fully  preserve  the  priority of the security  interest of the  Collateral  Agent in such  Spare  Engine.  Any Wet  Lease  shall  not  constitute  a  delivery,  transfer  or relinquishment  of possession for purposes of this SECTION 2.01.  The  Collateral  Agent acknowledges  that any  consolidation  or merger of the Company or conveyance,  transfer or  lease  of all or  substantially  all  of the  Company's  assets,  in  each  case  as permitted  by the Loan  Documents,  shall not be  prohibited  by this SECTION  2.01.  No
         Permitted  Lease  entered  into  pursuant  to this  SECTION  2.01(B)  shall  permit  any subleasing of the Spare Engines.

(iv)     Any  Permitted  Lease  having a term in excess of one (1) year  shall be assigned by the
         Company to the Collateral Agent as additional Collateral hereunder; provided that, except upon the occurrence and during the continuance of a Specified Default or Event of
         Default,  (A) the Company shall be entitled to retain the rental payments made to the
         Company under such Permitted Lease, and (B) the rights as lessor under any Permitted Lease shall not vest (to the exclusion of the Company as lessor thereunder) in the Collateral
         Agent. Upon the occurrence of a default under such Permitted  Lease, both the Company and the Collateral Agent shall have the right, acting separately or together, to enforce the terms of such Permitted Lease;  provided,  however,  that upon the occurrence and during the continuance of a Specified  Default or Event of Default,  the Collateral Agent shall have the  exclusive  right to enforce the terms of such  Permitted  Lease.  In the event of the expiration or termination of the Permitted Lease, at the Company's  request,  the
         Collateral Agent shall release its interest in such Permitted Lease.

(c)      Insignia.  Within ninety (90) days after (x) the Closing Date (with  respect to Spare
Engines  covered by the Lien of the Security  Documents as of the  Closing  Date), and (y) the date on which  any Security  Agreement Supplement (Spare  Engine) is delivered (with  respect to such additional Collateral), and so long as any Spare Engines are subject to the Lien of the  Security
Documents,  the Company  agrees to affix and maintain (or cause to be affixed and  maintained) on each Spare Engine a nameplate bearing the inscription:

                                   THIS ENGINE IS MORTGAGED TO
                                WELLS FARGO BANK NORTHWEST, N.A.,
                                       AS COLLATERAL AGENT

(such  nameplate  to be  replaced,  if  necessary,  with a nameplate  reflecting  the name of any successor  collateral  agent,  in each case as  permitted  under the Loan  Documents).  Except as above  provided,  the Company  will not allow the name of any Person other than the Company to be placed on any Spare Engine as a  designation  that might be  interpreted  as a claim of ownership or of any rights therein.

(d)      Substitution  of Spare  Engines.  The Company may at any time,  at its sole cost and expense, replace any Spare Engine subjected to the Lien hereof by causing one or more Acceptable
Alternate Spare Engines to be substituted for such Spare Engine hereunder in accordance with the provisions of SECTION 3.01(A) hereof to the same extent as if an Event of Loss has occurred with respect to such Spare Engine; provided, that the terms of SECTION  3.01(A)(V) shall not apply to any such substitution.

SECTION 2.02      REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS.
(a)      Replacement of Parts.  The Company, at its own cost and expense,  will promptly replace or cause to be replaced  all Parts of each Spare Engine that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in SECTION 2.02(C).
All replacement parts shall be owned by the Company free and clear of all Liens (except Permitted
Liens,  pooling   arrangements   permitted  by  SECTION  2.02(B)  hereof  and  replacement  parts temporarily  installed on an emergency basis) and shall be in as good an operating  condition as, and shall have a value and utility at least equal to, the Parts  replaced  assuming such replaced
Parts were in the  condition  and repair  required  to be  maintained  by the terms  hereof.  All
Parts at any time  removed  from any Spare  Engine  shall  remain the property of the Company and subject to the Lien of the Security Documents,  no matter where located,  until such time as such
Parts shall be replaced by parts which meet the  requirements  for  replacement  parts  specified above.  Immediately upon any replacement  part becoming  incorporated or installed in or attached to any Spare  Engine,  without  further  act  (subject  only to  Permitted  Liens and any pooling arrangement  permitted by SECTION  2.02(B)  hereof and except any  replacement  part  temporarily installed  on an emergency  basis),  (i) such  replacement  part shall become the property of the
Company and subject to the Lien of the Security  Documents  and be deemed a Part for all purposes hereof to the same extent as the Part  originally  incorporated  or  installed  in or attached to such  Spare  Engine  and (ii) the  replaced  Part  shall be free and  clear of all  rights of the
Collateral Agent and shall no longer be deemed a Part hereunder.

(b)      Pooling of Parts.  Any Part  removed from any Spare Engine as provided in SECTION 2.02(A)
hereof may be subjected by the Company to a pooling arrangement of the type which is permitted by clause (A) of SECTION  2.01(B)(I) hereof; provided, that the part replacing such removed Part shall be incorporated  or  installed  in or  attached  to such Spare  Engine in  accordance  with  SECTION
2.02(a) as promptly as  practicable  after the removal of such removed  Part.  In  addition,  any replacement  part when  incorporated  or installed in or attached to a Spare Engine in accordance with  such  Section  may be owned by any  third  party  subject  to such a  pooling  arrangement, provided,  that the Company (or any Permitted Lessee),  at its expense, as promptly thereafter as practicable,  either  (i)  causes  such  replacement  part to become  subject  to the Lien of the
Security  Documents,  free and clear of all Liens  other than  Permitted  Liens or (ii)  replaces such  replacement  part with a further  replacement  part owned by the Company (or any  Permitted
Lessee)  which shall  become the  property of the Company and subject to the Lien of the Security
Documents, free and clear of all Liens other than Permitted Liens.

(c)      Alterations,  Modifications  and  Additions.  The Company, at its own expense, will make (or cause to be made) such alterations and modifications in and additions to the Spare Engines as may be required to be made from time to time so as to comply with any law, rule, regulation or order of any regulatory agency or body  of any jurisdiction  in  which  any  aircraft  may  then be registered;  provided,  however,  that the Company (or any Permitted  Lessee) or any may, in good faith,  and by  appropriate  proceedings  contest the  validity or  application  of any such law, rule,  regulation or order in any reasonable  manner which does not materially  adversely  affect the  Collateral  Agent,  the Board or any Lender or any of their  respective  legal and  economic interests in or to such Spare  Engine,  or subject any such Person to risk of any material  civil or any criminal  penalties or involve any material  risk of loss or  forfeiture  of title to such
Spare Engine. In addition,  the Company (or any Permitted Lessee),  at its own expense,  may from time to time make such  alterations  and  modifications  in and  additions to any Spare Engine as the Company (or any Permitted  Lessee) may deem  desirable in the proper conduct of its business, including  removal of Parts which the Company (or any  Permitted  Lessee) deems to be obsolete or no longer  suitable or appropriate for use on such Spare Engine (such parts,  "Obsolete  Parts");
provided  that no such  alteration,  modification,  removal or addition  impairs the condition or airworthiness of such Spare Engine,  or materially  diminishes the value or utility of such Spare
Engine below the condition,  airworthiness,  value or utility thereof  immediately  prior to such alteration,  modification,  removal  or  addition  assuming  such  Spare  Engine  was then in the condition  required to be maintained by the terms of this Security  Agreement.  In addition,  the value (but not the  utility,  condition or  airworthiness)  of any Spare Engine may be reduced by the value,  if any, of Obsolete  Parts  which  shall have been  removed so long as the  aggregate fair market  value of all Obsolete  Parts which shall have been  removed and not  replaced  shall not exceed  1.5% of the then  Appraised  Value of such Spare  Engine (as shown in the most recent
Appraisal  Report  delivered on or prior to such date).  All Parts  incorporated  or installed in or  attached  or added to a Spare  Engine  as the  result  of such  alteration,  modification  or addition  (except  those parts which are excluded  from the  definition  of Parts or which may be removed by the Company  pursuant to the next sentence) (the  "Additional  Parts") shall,  without further  act,  become  subject  to  the  Lien  of the  Security  Documents.  Notwithstanding  the
foregoing  sentence,  the Company may, at its own expense,  so long as no Event of Default  shall have occurred and be  continuing,  remove or suffer to be removed any Additional  Part, provided that such Additional  Part (i) is in addition to, and not in replacement of or substitution  for, any Part  originally  incorporated or installed in or attached to any Spare Engine at the time of delivery  thereof  hereunder or any part in  replacement  of or  substitution  for any such Part,
(ii) is not  required  to be  incorporated  or  installed  in or  attached  or added to any Spare
Engine  pursuant to the first  sentence of this  paragraph (c) and (iii) can be removed from such
Spare Engine without  diminishing  the condition,  airworthiness,  value or utility of such Spare
Engine which such Spare Engine would have had at such time had such  alteration,  modification or addition not occurred.  Upon the removal  thereof as provided  above,  such Additional Part shall no longer be deemed to be  subject  to the Lien of the  Security  Documents  or part of the Spare
Engine from which it was removed.

SECTION 2.03      USE, POSSESSION AND DESIGNATED LOCATIONS OF SPARE PARTS AND PLEDGED EQUIPMENT.

(a)      The Company shall have the right,  at any time and from time to time at its own cost and expense, without any release from or consent by the Collateral Agent, to deal with the Spare Parts and the Pledged  Equipment in any manner consistent with the Company's ordinary  course of business, including without limitation any of the following:

(i)      with respect to the Spare Parts, to incorporate in, install on or attach or make appurtenant to any aircraft, engine or Appliance leased  to or owned  by the  Company  (whether  or not subject to any Lien) any Spare Part, free from the Lien of the Security Documents;

(ii)     with respect to the Spare Parts or the Pledged Equipment, to dismantle any Spare Part or
         Pledged Equipment that has become worn out or obsolete or unfit for use,  and to sell or dispose of any such Spare Part or Pledged  Equipment or any salvage  resulting from such dismantling, free from the Lien of the Security Documents; and

(iii)    with respect to the Spare Parts, to transfer any or all of the Spare Parts located at one or more Designated Locations to one or more other Designated Locations.

(b)      Without the prior consent of the Collateral  Agent, the Company will not sell, lease, transfer or relinquish possession of any Spare Part or any Pledged Equipment to any Person, except as permitted by the provisions of this SECTION  2.03 and except that the Company shall have the right in the ordinary  course of business,  (i) to transfer  possession  of any Spare Part or any
Pledged  Equipment to the  Manufacturer  thereof or any service  provider for testing,  overhaul, repairs,  maintenance,  alterations or  modifications  purposes,  (ii) to sell any of the same in the  ordinary  course of  business  or (iii) to  subject  any  Spare  Part to an  interchange  or pooling,  exchange,  borrowing  or  maintenance  servicing  arrangement  customary in the airline industry and entered into in the ordinary  course of  business;  provided,  however,  that in the case of any sale or if the  Company's  title to any such Spare Part shall be  divested  under any such  agreement  or  arrangement,  such  divestiture  shall be deemed to be an Event of Loss with respect  to  such  Spare  Part  subject  to the  provisions  of  SECTION  3.01(B).  So long as no
Specified  Default or Event of Default shall have occurred and be continuing,  and subject to the
Company's  obligations  under SECTION 3.01 hereof and Section 2.6(c) of the Loan  Agreement,  the
Company  shall be entitled  to retain all  payments  received  by it in respect of any  warranty, indemnity or similar agreement  relating to Spare Parts,  Pledged Equipment and Spare Engines and
deal with the  counterparties  to such agreements  with respect to its rights  thereunder in such manner as the Company deems appropriate.

(c)      The Company shall maintain and keep the Spare Parts at one or more of the Designated
Locations, except as otherwise permitted under this SECTION  2.03. If (x) any Spare Part, at any time and for any reason, is stored at any other than a Designated Location or (y) the Company wishes to subject additional unencumbered spare parts of a type which are similar to the Spare Parts pledged hereunder  (including,  without  limitation,  spare parts suitable for  installation  in or on an
Airbus  aircraft  or an engine  utilized  thereon)  to the Lien of the  Security  Documents,  the
Company will promptly furnish to the Collateral Agent the following:

(i)      a Security Agreement Supplement (Spare Parts) duly executed by the Company, describing the additional unencumbered spare parts which are being subjected to the Lien of the Security
         Documents  (if  applicable)  and/or  identifying  each  location  that  is to  become  a
         Designated  Location  and  specifically  subjecting  the Spare Parts (or spare parts) at such location to the Lien of the Security Documents;

(ii)     a legal  opinion from counsel (which opinion and counsel shall be  reasonably satisfactory to the Collateral Agent), dated the date of execution of said Security Agreement Supplement
         (Spare Parts),  stating that said Security  Agreement  Supplement (Spare Parts) has been duly filed for  recording in  accordance  with the  provisions  of the Federal  Aviation
         Act,  and  either:  (A) no other  filing or  recording  is  required  in any other place within the United  States in order to perfect the Lien of the Security  Documents on the
         Spare  Parts  (or  spare  parts)  held at the  Designated  Locations  specified  in such
         Security  Agreement  Supplement  (Spare Parts) under the laws of the United  States,  or
         (B) if any such  filing  or  recording  shall be  required  that  said  filing  has been accomplished  in such other  manner and places,  which shall be  specified in such legal opinion, as are necessary to perfect the Lien of the Security Documents; and

(iii)    an Officer's Certificate stating that in the opinion of the officer executing the Officers'
         Certificate, all conditions precedent provided for in this Security Agreement relating to the subjection  of such  property to the Lien of the Security  Documents  have been complied with.

                  The Company shall,  on an ongoing  basis,  effect any filings or recordings (or amend any  existing  filings or  recordings)  which are  necessary  or  desirable  to perfect the security  interest of the  Collateral  Agent in the Spare Parts and the Pledged  Equipment  which are being  subjected to the Lien hereof in accordance  with this SECTION 2.03 and shall  promptly deliver copies of any such filings or recordings to the Collateral Agent.

SECTION 2.04      INSURANCE.

(a)      Public Liability and Property Damage Insurance.

(i)      Except as provided in clause (II) of this SECTION  2.04(A), the Company will carry or cause to be carried with respect to each Spare Engine at its expense (A) comprehensive airline liability (including, without limitation, passenger, contractual, bodily injury, and property damage liability and product liability) insurance  (exclusive of Manufacturer's  product
         liability   insurance)  and  (B)  war  risk,   hijacking  and  allied  perils  liability
         insurance,  in each case (I) in an amount per  occurrence  not less than the  greater of
         (x)  the  amounts  of  comprehensive  airline  liability  insurance  from  time  to time applicable  per  occurrence  to engines  owned or leased and  operated by the Company of the same type as such Spare  Engines and (y) the  Minimum  Liability  Insurance  Amount,
         (II) of the same  type and  covering  at least  the same  risks as from time to time are applicable  to engines  owned or leased and  operated by  similarly  situated  U.S.  Air
         Carriers owning and operating similar aircraft and engines ("Similar  Carriers"), (III)
          which is  maintained in effect with insurers of  internationally  recognized  reputation and reasonably  believed to be financially  sound  ("Insurers")  and (IV) in the case of war risk,  hijacking  and allied  perils  coverage,  of a scope  then  being  carried by
         Similar Carriers,  at least in the Minimum  Liability  Amount,  which may be effected by combining  insurance  available in  commercial  insurance  markets with  coverage of the type  described  in SECTION  2.04(F)  (it being  agreed that the  Company's  obligations under this  clause  (IV) shall be subject in any event and at all times to whether  such coverage  is  available  on  commercially  reasonable  terms  through a  combination  of commercial insurance coverage and coverage of the type described in SECTION 2.04(F)).

(ii)     During any period that a Spare Engine is on the ground and not in  operation, the Company may carry or cause to be carried as to such non-operating property, in lieu of the insurance required  by clause (I) above,  insurance  by  Insurers  otherwise  conforming  with the provisions  of clause (I) except that (A) the amounts of coverage  shall not be required to exceed the amounts of  comprehensive  airline  liability  insurance from time to time applicable  to  property  owned  or  leased  by the  Company  of the  same  type as such non-operating  property  and which is on the  ground and not in  operation;  and (B) the scope of the risks  covered and the type of insurance  shall be the same as from time to time shall be  applicable  to property  owned or leased by Similar  Carriers of the same type as such non-operating property and which is on the ground and not in operation.

(iii)    The Company will carry or cause to be carried at all  times, (x) with respect to the Spare
         Parts, comprehensive airline liability insurance, including, without limitation, property
         damage   liability   insurance   and  (y)  with   respect  to  the  Pledged   Equipment,
         comprehensive  property  damage  liability  insurance,  in each  case,  which  is (A) of amount and scope as may be  customarily  maintained  by Similar  Carriers  for  property similar to the Spare  Parts and  Pledged  Equipment  and (B)  maintained  in effect with
         Insurers.

(b)      Insurance  Against  Loss or Damage to a Spare  Engine,  etc. The Company shall maintain or cause to be maintained in effect, at its (or a Permitted  Lessee's) expense, (A) with
Insurers, "all-risk" coverage of Spare Engines (while such Spare Engines are either (x) installed on any airframe or (y) not installed on an airframe) and Spare Parts and (B) with insurers of nationally recognized reputation and reasonably believed to be financially sound, "all-risk" coverage with respect to Pledged Equipment, in each case in such forms as are customarily  maintained  with respect to similar  property  owned or operated by Similar  Carriers and in an amount of coverage not less than the Insured  Amount  therefor.  In addition,  the Company shall maintain in respect of the Spare  Engines war risk,  hijacking  and allied  perils  insurance  of a scope  carried by
Similar  Carriers in an amount  equal to the Insured  Amount  therefor,  unless and to the extent that SECTION  2.04(A)(II) shall apply (it being agreed that the Company's  obligations under this sentence  shall be subject in any event and at all times to whether  such  coverage is  available on  commercially  reasonable  terms through a combination  of commercial  insurance  coverage and coverage of the type  described in SECTION  2.04(F)).  All losses will be adjusted by the Company
(giving  due  regard to the interest of the Collateral  Agent) with the insurers; provided, however,  that during a period when any Specified Default or Event of Default shall have occurred and be continuing,  the Company shall not agree to any such adjustment  without the prior written consent of the Collateral  Agent. As between the Collateral  Agent and the Company,  it is agreed that all  proceeds of  insurance  maintained  in  compliance  with the  preceding  paragraph  and received as the result of the  occurrence of an Event of Loss will be applied in accordance  with
SECTION 3.01.

(c)      Reports,  Certificates,  etc. The Company will furnish, or cause to be furnished, to the Collateral Agent on or before the Closing Date, and each annual renewal of the applicable insurances,  (i) a report, signed by a recognized independent firm of insurance brokers reasonably acceptable to the  Collateral Agent which brokers may be regularly retained by the Company (the
"Insurance Brokers"), describing in reasonable detail the property and liability insurance then carried and maintained with respect to the Collateral and stating the opinion of such firm that (A) such  insurance complies with the terms hereof, (B) all premiums in connection with such insurance  then  due have  been  paid and (C) such  insurance  together  with any  self-insurance permitted  hereby  provides  coverages  against  risks that are  customarily  insured  against by
Similar  Carriers and that such coverages are in  substantially  similar forms, are of such types and have  limits as are  customarily  carried  by Similar  Carriers;  and (ii) a  certificate  of insurance  evidencing  the due  compliance  with  the  terms of this  SECTION  2.04  relating  to insurance with respect to the  Collateral.  To the extent that the insurance  obligations of this
SECTION  2.04  are  satisfied  in part  with the  coverage  described  in  SECTION  2.04(F),  the
Insurance  Broker's report and  certificate  need not certify such coverage but may instead refer to the FAA  Certificate  of Insurance  (which the  Insurance  Broker shall attach to its report).
The Company will cause such Insurance  Broker to agree to advise the Collateral  Agent in writing of any  default  in the  payment of any  premium  and of any act or  omission  on the part of the
Company of which it has knowledge and which might  invalidate or render  unenforceable,  in whole or in part,  any insurance on the applicable  Collateral  and to advise the  Collateral  Agent in writing  at least  thirty  (30) days  (twenty  (20) days in the case of lapse for  nonpayment  of premiums  and seven (7) days in the case of war risk and  allied  perils  coverage)  prior to the cancellation  (but not  expiration),  lapse for non-payment of premium or material adverse change of any insurance  maintained  pursuant to this SECTION 2.04; provided that if the war risk notice period  specified  above is not  reasonably  obtainable,  the  Company  will cause the  Insurance
Broker to provide for as long a period of prior  notice as shall then be  reasonably  obtainable.
In the event that the  Company  shall fail to  maintain or cause to be  maintained  insurance  as herein  provided,  the Collateral  Agent may, at its sole option,  but shall be under no duty to, procure  such  insurance  on behalf of the Company and, in such event,  the Company  shall,  upon demand,  reimburse the Collateral  Agent for the cost thereof to the Collateral  Agent,  together with  interest on such cost at the Overdue Rate from the date of such  payment by the  Collateral
Agent to the date of  reimbursement  without waiver of any other rights the Collateral  Agent may have;  provided,  however,  that no exercise by the Collateral  Agent of said option shall affect the provisions of this Security  Agreement or the other Loan Documents,  including the provisions that failure by the Company to maintain the  prescribed  insurance  shall  constitute an Event of
Default.  Upon  receipt of any  notices or  reports,  the  Collateral  Agent shall as promptly as practicable forward copies of the same to the Agent, the Loan  Administrator,  the Board and each of the Lenders.  The Collateral Agent shall have no responsibility  for  independently  verifying the accuracy or completeness of any information  contained in any report or certificate  provided by the Insurance Brokers.

(d)      Self-Insurance.  The Company (but no Permitted  Lessee) may  self-insure the risks required to be insured against pursuant to this SECTION 2.04 under a program applicable to all aircraft and engines (whether owned or leased) in the Company's fleet, but in no case shall the aggregate amount of such self-insurance in regard to SECTION 2.04(A) and SECTION 2.04(B) hereof for any calendar year, with respect to all of the aircraft and  engines (whether owned or leased) in the
Company's  fleet,  exceed  $1,000,000.  In addition to the foregoing  right to  self-insure,  the
Company may self-insure  the risks required to be insured  against  pursuant to this SECTION 2.04 in an amount  equal to any  applicable  minimum per  occurrence  (or, if  applicable,  annual (or other) period) deductible  imposed by its property or liability  Insurer,  which are commensurate with the standard deductibles in the aircraft insurance industry.

(e)      Additional  Insurance by the Company.  The Company may at its own expense carry insurance with respect to its  interest in the Spare Engines and Spare Parts in amounts in excess of that required to be maintained by this SECTION 2.04; provided, however, that such insurance does not prevent the Company  from  carrying  the  insurance  required or  permitted by this SECTION 2.04 or adversely affect such insurance or the cost thereof; and provided, further, that the proceeds of such insurance shall be subject to Section 2.6(c) of the Loan Agreement.

(f)      Indemnification  by Government in Lieu of Insurance.  Notwithstanding any provisions of this SECTION 2.04 requiring insurance, the Collateral Agent agrees to accept, in lieu of insurance required by the terms of this SECTION  2.04, indemnification from, or insurance provided by, the United
States  Government,  against such risk in an amount which,  when added to the amount of insurance against such risk  maintained  by the Company  shall be at least equal to the amount of insurance against such risk  otherwise  required by this  SECTION 2.04 (taking into account  self-insurance permitted by SECTION  2.04(D)  hereof).  Any such  indemnification  or insurance  provided by the
United  States  Government  shall  provide  substantially  similar  protection  as the  insurance required  by this  SECTION  2.04  (other  than  SECTION  2.04(G)  to the  extent  that any of the provisions of such section are generally  unavailable  from the United  States  Government).  The
Company  shall furnish to the  Collateral  Agent a copy of any FAA  Certificate  of Insurance (if such  certificates  are then being  furnished by the FAA),  and at the request of the  Collateral
Agent,  an Officer's  Certificate  confirming in  reasonable  detail the amount and scope of such indemnification  or insurance and  certifying  that such  indemnification  or insurance  complies with the terms of this SECTION 2.04(F).

(g)      Terms of  Insurance  Policies.  Any policies carried in accordance with SECTION
2.04(A) and SECTION 2.04(b) hereof covering the applicable Collateral, and any policies taken out in substitution or replacement for any such policies, (i) shall name the Additional Insureds as additional insureds, as their respective interests may appear (but without imposing on any such party liability to pay premiums with respect to such insurance), (ii) shall name the Collateral
Agent as sole loss payee in respect of insurances maintained pursuant to SECTION 2.04(B);
provided, Default, in respect of any casualty occurrence the insurance proceedsof which are less than $2,000,000, such insurance proceeds shall be paid directly to the Company, (iii)
may provide for self-insurance to the extent permitted in SECTION 2.04(D) hereof, (iv) shall provide that if the insurers cancel such insurance for any reason whatever, or if the same is allowed to lapse for non-payment of premium or if any  material change is made in the insurance which adversely affects the interest of any Additional Insured, such lapse, cancellation  or change shall not be  effective  as to any  Additional  Insured for thirty (30) days (twenty (20) days in the case of lapse  for  non-payment  of  premiums  and seven (7) days in the case of war risk and allied  perils  coverage)  after  receipt by such  Additional  Insured of written  notice by such insurers of such lapse,  cancellation or change;  provided,  however, that if the war risk notice period  specified above is not reasonably  obtainable,  such policies shall provide for as long a period  of prior  notice as shall  then be  reasonably  obtainable,  (v)  shall  provide  that in respect of the  respective  interests of each  Additional  Insured in such policies the insurance shall not be  invalidated  by any action or inaction of the Company or any other Person and shall insure the respective  interests of the Additional  Insureds,  as they appear,  regardless of any breach or violation of any warranty,  declaration or condition  contained in such policies by the
Company or by any other  Person,  (vi) shall be primary  without any right of  contribution  from any other insurance  which is carried by any Additional  Insured,  (vii) shall expressly  provide that all of the  provisions  thereof,  except the limits of liability,  shall operate in the same manner as if there were a separate policy covering each  Additional  Insured,  (viii) shall waive any right of the  insurers  to  set-off,  recoupment  or  counterclaim  or any  other  deduction, whether by attachment or otherwise,  in respect of any liability of any Additional Insured,  (ix)
shall waive any right of the insurers to  subrogation  against any  Additional  Insured,  and (x)
shall  provide  for a 50/50  claims  settlement  per AVS 103 or its  equivalent,  except  that if coverage  required  under this SECTION 2.04 is then being provided  under SECTION  2.04(F),  such claims  settlement  shall be made pursuant to provisions then generally in effect with respect to commercial aviation insurance.

(h)     Application  of  Payments  During  Existence  of a Specified  Default or an Event of  Default.
Any amount referred to in this SECTION 2.04 which is payable to or retainable by the Company (or any Permitted  Lessee) shall not be paid to or retained by the Company (or any  Permitted  Lessee)
if at the time of such payment or retention a Specified  Default or an Event of Default shall have occurred and be continuing,  but shall, so long as such Specified  Default or an Event of Default is  continuing,  be held by or paid over to the  Collateral  Agent and, at the  direction  of the
Board (or if the Board  Guarantee  is no longer in effect,  the  Requisite  Lenders),  subject to applicable law, be applied  against the  obligations of the Company under the Loan Documents.  At such time as there shall not be continuing any such Specified  Default or Event of Default,  such amount shall be paid to the Company to the extent not previously  applied in accordance  with the preceding  sentence.  Prior to remitting  any such funds to the  Company,  the  Collateral  Agent shall be authorized to request and receive an Officer's  Certificate from the Company  certifying that no Specified Default or Event of Default has occurred and is continuing.

SECTION 2.05      INSPECTION.

(a)      Subject to  subsection  (B),  at  reasonable  times but not more often than once in any twelve
(12) month period, and upon at least ten (10) days prior written notice to the Company (provided, however, that if an Event of Default shall have occurred and be continuing, any such inspection shall be at reasonable times without any limit on the number of times and upon at least one (1)
Business Day's prior written notice to and at the expense of the Company), the Collateral Agent or the Board or their respective authorized representatives may inspect the Spare Engines, Spare Parts and Pledged  Equipment,  inspect and make copies of the books and records of the Company relating to such  Collateral,  including  books and records  required to be maintained by the FAA or other applicable  regulatory  agency or body, and access (with  assistance from Company  personnel) the
Tracking System (at the Company's risk and expense).  Any such  inspection of Pledged  Equipment,
Spare  Engine or any Spare  Part  shall be subject to the  Company's  safety and  security  rules applicable at the location of such  Collateral  and, so long as no Specified  Default or Event of
Default  shall have  occurred  and be  continuing,  no  exercise of such  inspection  right shall interfere  with the  normal  operation  or  maintenance  of such  Collateral  by,  or the  normal business  operations of, the Company.  Neither the Collateral  Agent nor the Board shall have any duty to make any such  inspection  and shall incur no  liability or  obligation  by reason of not making any such inspection.

(b)      The Company  shall at all times  maintain the Tracking  System in at least as favorable a condition as the condition as at the Closing Date and its perpetual inventory procedures for the Spare Engines, Spare Parts and Pledged Equipment that provide a continuous internal audit of the Spare Engines, Spare Parts and the Pledged Equipment. Notwithstanding subsection (A), at any time during normal business hours and upon reasonable notice to the Company (without any limit on the number of times),  the  Collateral  Agent shall be entitled  to inspect the  Tracking  System relating  to the  Collateral  to ensure the  Company's  compliance  with the terms  hereof.  Such inspection  right shall not be  exercised in a manner  which is unduly  disruptive  to the normal operation  or  maintenance  of the  Tracking  System or the  normal  business  operations  of the
Company.

SECTION 2.06      PLEDGED EQUIPMENT/TAX RECEIVABLE.  The Company shall:

(a)      upon the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, promptly (i) notify the Tax Receivable Debtor in respect of the Pledged Tax
Receivable that the Pledged Tax Receivable has been assigned to the Collateral  Agent  hereunder, and that any  payments  due or to become due in respect  thereof  are to be made  directly to the
Collateral  Agent or its designee (it being  understood  and agreed that the foregoing  shall not limit the rights of the Collateral  Agent upon the  occurrence  and during the  continuance of an
Event of  Default  to so notify the Tax  Receivable  Debtor  without  giving  prior  notice to or making a demand upon the  Company  including,  without  limitation,  any  notices  required to be given under the  Anti-Assignment  Act (31 U.S.C.ss. 3727)) and (ii)  transfer  to the  Collateral
Agent or its designee  all funds  received by it from or on behalf of the Tax  Receivable  Debtor in respect of the  Pledged  Tax  Receivable  (it being  acknowledged  and agreed that the Company shall be deemed to be holding  all such funds as trustee for the  Collateral  Agent and, as such, shall not  commingle  such funds with other  funds of the  Company);  and in  furtherance  of the rights of the  Collateral  Agent's  described  in the  parenthetical  to clause  (i)  above,  the
Company shall deliver to the  Collateral  Agent on the Closing Date an executed  undated power of attorney in favor of the  Collateral  Agent and such other  documents  or  agreements  reasonably requested by the Collateral Agent (in form and substance  reasonably  acceptable to it) to enable the Collateral  Agent to comply,  upon the  occurrence and during the  continuance of an Event of
Default, with the terms of the Anti-Assignment Act (31 U.S.C.ss.3727);

(b)      upon the acquisition after the date hereof by the Company of any additional or replacement
Motor Vehicle, other than a Motor Vehicle described  in the  proviso to the  definition  of Pledged
Equipment or a Motor  Vehicle as to which the Company  need not perfect the security  interest of the  Collateral  Agent thereon  pursuant to clause (a) of the  penultimate  sentence of paragraph
(3) of the Habendum  Clause,  cause the  Collateral  Agent to be listed as the lienholder on such certificate  of title and take such other steps as may be required  under the law  applicable  to perfection  of a security  interest  in such  property to perfect  such  security  interest,  and within 30 days of the acquisition thereof deliver evidence of the same to the Collateral Agent;

(c)      use commercially reasonable efforts to cause to be collected from the Tax Receivable Debtor, as and when due all amounts owing under or on account of the Pledged Tax Receivable (including, without limitation, a Pledged Tax Receivable which is delinquent, which shall  be  collected  in accordance  with lawful  collection  procedures)  and shall apply  forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of the Pledged Tax Receivable;

(d)      keep the Pledged  Equipment in good working order and repair, and not use such Collateral in violation of law or any policy of insurance thereon; and

(e)      not change (i) its name, identity or corporate structure in any manner,  (ii) its "location"
(as such term is defined in Article 9 of the UCC) from Colorado, (iii) the  location  of its chief executive office or (iv) its  jurisdiction of organization in any manner,  unless (in the case of any event  described  in clause (i)  through  (iv)) it shall have given the  Collateral  Agent at least thirty (30) days' prior written notice thereof.

SECTION 2.07      LIENS.  The Company will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Collateral, except Permitted Liens. The Company shall promptly,  at its own expense,  take such action as may be necessary to duly discharge any Lien
(other than a Permitted Liens) arising at any time.

SECTION 2.08      FURTHER  ASSURANCES.  The Company agrees that it will promptly correct any defect or error that may be discovered in any document delivered in connection with the Security
Documents to which it is a party or in the execution, acknowledgment or recordation thereof.

                                            ARTICLE 3

                                          EVENT OF LOSS

SECTION 3.01      EVENT OF LOSS; APPLICATION OF PAYMENTS AND PROCEEDS.

(a)      Event of Loss with Respect to a Spare Engine.

(i)      Upon the occurrence of an Event of Loss with respect to any Spare Engine, the Company shall:

(A)      forthwith  (and in any event,  within five (5) Business Days after such  occurrence)  give the
                  Collateral Agent written notice of such Event of Loss; and

(B)      not later  than the  earlier of (x) 60 days  after the  occurrence  of such Event of Loss or
                  (y) the fifth (5th)  Business  Day  following  notification  to the Company of receipt by the loss payee of the insurance  proceeds with respect to such Event of Loss, give the  Collateral  Agent  written  notice of its  election  to perform one of the following  options  (it being  understood  that the failure to give such notice shall be deemed to be an  election  of the  option set forth in  subclause  (1)
                  below):

(1)      Not later than the earlier of (x) the Business Day next succeeding the ninetieth (90th)day following the occurrence of such Event of Loss or (y) the first Interest
                           Payment  Date that is at least three (3) Business  Days after  receipt by the loss  payee of the  insurance  proceeds  with  respect  to such
                           Event  of Loss  (but not  earlier  than the  first  Business  Day next succeeding  the thirtieth  (30th) day following the occurrence of such
                           Event of Loss) (the  applicable  day being the "Loss  Payment  Date"), the Company shall,  to the extent not paid to the Collateral  Agent as insurance  proceeds,  pay or cause to be paid to the Collateral  Agent the  proceeds of insurance  required to be  maintained  under  SECTION
                           2.04  in  respect  of  such  Event  of  Loss.  Upon  receipt  of  such
                           insurance   proceeds  from  the  Company  or  the  relevant  insurance provider,  the Collateral Agent shall apply such insurance proceeds on behalf of the Company as a prepayment of the Loan in  accordance  with
                           Section  2.6(c) of the Loan Agreement  (without  regard to whether the aggregate  amount of all Net Insurance  Proceeds and Net  Condemnation
                           Proceeds  received by the Company or any of its  Subsidiaries  in such
                           Fiscal Year,  including the insurance  proceeds received in respect of such  Event of Loss,  exceeds  the  threshold  amount set forth in the first sentence of such Section  2.6(c)).  If such  insurance  proceeds are less than the Insured  Amount,  the Company  shall pay or cause to be paid to the  Collateral  Agent the  difference  between the Insured
                           Amount and the amount of such  proceeds  (which  payment shall also be applied  on  behalf  of the  Company  as a  prepayment  of the Loan in accordance with Section 2.6(c) of the Loan Agreement); or

(2)      Not later than the Business Day next succeeding the ninetieth (90th) day following the occurrence of such Event of Loss, the Company shall substitute one or more Acceptable Alternate Spare Engines (subject to  subsection (A)(V)
                           below),  free and clear of all Liens (other than Permitted  Liens) and cause such  Acceptable  Alternate Spare Engines to be subjected to the
                           Lien of the Security Documents, provided  that  if (x) a Specified
                           Default or Event of Default  shall have  occurred and be continuing as of such  election date or (y) the Company shall have elected to make a substitution  under  this  clause (2) and shall fail for any reason to make such  substitution in accordance with the terms hereof,  then the
                           Company  shall make the payments  required by clause (1) above on such date.

(ii)     At such time as the Company shall have complied fully with the provisions of clause (1) above, the Collateral  Agent  shall  release  from the Lien of the  Security  Documents  such Spare
         Engine by  executing  and  delivering  to the Company  all  documents  and  instruments, prepared at the Company's sole cost and expense,  as the Company may reasonably  request to evidence such release.

(iii)    The Company's right to substitute any Replacement Engine as provided in clause (B)(2) of
         SECTION 3.01(A)(I) shall be subject to the fulfillment (which may be simultaneous with such replacement),  at the  Company's  sole cost and  expense,  of the  following  conditions precedent:

(A)      on the date when any Replacement Engine is subjected to the Lien of the Security Documents
                  (such date being referred to in this SECTION 3.01 as the "Replacement Closing Date"), the following documents shall have been duly authorized,  executed and delivered by the respective  party or parties thereto and shall be in full force and effect, and an executed  counterpart  of each thereof shall have been  delivered by the
                  Company to the Collateral Agent:

(I)      a Security Agreement Supplement (Spare Engine) covering such Replacement Engine, which shall have been duly filed for recordation pursuant to the Federal Aviation Act; and

(II)     UCC financing statements covering such Replacement Engine, which shall have been duly filed for recordation in such places as shall be required;

(B)      each Replacement Engine shall be an Acceptable Alternate Spare Engine (subject to subsection
                  (A)(V) below), and the Collateral Agent shall have received an Appraisal Report from an Appraiser of such Replacement  Engine  (together with any other  Replacement
                  Engines that are  replacing a Spare  Engine),  dated  within ten (10)  Business
                  Days of the Replacement  Closing Date,  evidencing that such Replacement Engine is of at least  the same  value as the  replaced  Spare  Engine  at the time of replacement  (assuming the replaced Spare Engine was in the condition and state of repair required by this Security Agreement) (provided, that if the Company is pledging an Available  Engine in  accordance  with  subsection  (A)(V) below such  Appraisal  Report shall set forth the  Appraised  Value of the  Available
                  Engine and shall not be required to state that such  Available  Engine is of at least the same value as the replaced Spare Engine at the time of replacement);

(C)      the Collateral Agent shall have received satisfactory evidence as to the compliance with
                  SECTION 2.04 with respect to such Replacement Engine;

(D)      the Collateral Agent, at the expense of the Company, shall have received (acting directly or by authorization to its special counsel) (I) an opinion of counsel to the Company
                  (which opinion and counsel shall be reasonably  satisfactory  to the Collateral
                  Agent),  addressed to the Collateral Agent, to the effect that each Replacement
                  Engine has been made  subject to the Lien of the Security  Documents,  that all required  action has been taken in order to  maintain,  and such  action  shall maintain,  the  effectiveness  and  perfection  (to the extent the same existed immediately  prior  to the  occurrence  of such  Event of  Loss,  assuming  the
                  Company was in  compliance  with all  relevant  terms  hereof) of the  security interests  in such Spare  Engine  and title  thereto  created by this  Security
                  Agreement  and that,  except as may have been  effected by a change in law, the protections  afforded to the Collateral Agent by Section 1110 of the Bankruptcy
                  Code  will  not  be  less  than  such  protections  immediately  prior  to  the occurrence of such Event of Loss  (assuming the Company was in compliance  with all relevant  terms  hereof) and (II) an opinion of  qualified  FAA counsel (or counsel in any  jurisdiction  outside the United  States where the  Replacement
                  Engine  and/or  the  aircraft  of which  such  Replacement  Engine is a part is required to be registered in accordance  with applicable law (which opinion and counsel shall be reasonably  satisfactory to the Collateral  Agent),  addressed to the  Collateral  Agent,  stating,  in the  case  of FAA  counsel,  that  the
                  Security  Agreement  Supplement  (Spare  Engine)  and all  other  documents  or instruments  the  recordation  of which is necessary to perfect and protect the rights of the Collateral Agent in each such  Replacement  Engine have been duly recorded and that each such Replacement  Engine is free and clear of any liens, security  interests  and  encumbrances  of record  with the FAA, in the case of counsel in another  jurisdiction,  that all action  necessary has been taken in such jurisdiction for such purposes;

(E)      the  representation  contained  in Section  4.5 of the Loan  Agreement  with  respect to such  Replacement
                  Engine shall be true and correct; and

(F)      the  Collateral  Agent shall have  received an  Officer's  Certificate  of the  Company  stating  that all conditions  precedent  provided  for in this SECTION  3.01(A)  relating to such replacement have been complied with and representing  that any such Replacement
                  Engine is an Acceptable  Alternate  Spare Engine and authorizing the Collateral
                  Agent to rely on such Officer's Certificate.

(iv)     Upon satisfaction of all conditions to such substitution, (x) the Collateral Agent shall execute and deliver to the Company such documents and instruments, prepared by the Company at the Company's sole cost and expense, as the Company shall reasonably request to evidence the  release  of  each  such  replaced  Spare  Engine  from  the  Lien  of the  Security
         Documents,  (y) the Collateral  Agent shall assign to the Company all claims it may have
         against  any  other  Person   relating  to  any  Event  of  Loss  giving  rise  to  such substitution  and (z)  subject to Section  2.6(c) of the Loan  Agreement  (to the extent that less than 100% of the insurance  proceeds  received in respect of the Event of Loss giving rise to such  replacement  were used to acquire  such  Replacement  Engine),  the
         Company  shall  receive  all  insurance  proceeds  and other  proceeds in respect of any
         Event of Loss  giving  rise to such  replacement.  For all  purposes  hereof,  each such
         Replacement  Engine so  substituted  shall be deemed to be  subjected to the Lien of the
         Security Documents and shall be deemed a "Spare Engine" as defined herein.

(v)      Anything to the contrary contained in this SECTION 3.01(A) notwithstanding, in the event that, following an Event of Loss, (x) the only unencumbered engines owned by the Company are engines which do not meet the  criteria  for  Acceptable  Alternate  Spare  Engines  (each  such engine, an "Available  Engine"), or (y) the Company does not then own any unencumbered engines,  and in the case of each of (x) and (y),  the  Company  does not  intend to use the proceeds  received in  connection  with such Event of Loss to acquire an  Acceptable
         Alternate  Spare Engine,  then in lieu of pledging an Acceptable  Alternate Spare Engine in  accordance  with this  SECTION  3.01(A),  the  Company  shall be  entitled to do the following on or prior to the date set forth in SECTION 3.01(A)(I)(B)(2):

(A)      in the case of (x) above, pledge to the Collateral Agent in accordance with the terms hereof
                  (1) such Available Engines or (2) such Available Engine(s) and unencumbered spare parts (of a type which are similar to the Spare Parts pledged hereunder), in each case  which  have an  aggregate  value  at  least  equal  to the  most  current
                  Appraised Value of the Spare Engine being replaced; and

(B)      in the case of (y) above, pledge to the Collateral Agent in accordance with the terms hereof unencumbered  spare  parts (of a type  which  are  similar  to the Spare  Parts pledged  hereunder)  which have an  aggregate  value at least equal to the most current Appraised Value of the Spare Engine being replaced;

         so long as,  on or  prior to such  date,  the  Company  shall  have  (I)  satisfied  the conditions  precedent set forth in SECTION  3.01(A)(III),  in connection with the pledge of any Available  Engine,  (II) satisfied the conditions  precedent set forth in SECTION
         2.03(C)(I)  through (III), in connection with the pledge of such spare parts,  and (III)
         in the Officer's  Certificate  delivered pursuant to SECTION  3.01(A)(III)(F) or SECTION
         2.03(C)(III),  as the case may be,  included a  certification  that the Company does not intend to use the  proceeds  received in  connection  with such Event of Loss to acquire an Acceptable  Alternate  Spare Engine.  Upon  satisfaction  of the terms and conditions of  this  subsection  (A)(V),  the  Company  shall  be  deemed  to  have  satisfied  its obligations  under  SECTION  3.01(A)(I)(B)(2)  to pledge an Acceptable  Alternate  Spare
         Engine in place of the Spare Engine subject to such Event of Loss.

         The parties  acknowledge and agree that this  subsection  (A)(V) shall not be applicable to a substitution of a Spare Engine effected pursuant to SECTION 2.01(D).

(b)      Event  of Loss  with  Respect  to Spare  Parts or  Pledged  Equipment.  As between the Company and the Collateral Agent,  all insurance proceeds received in respect of Spare Parts or
Pledged Equipment, whether as a result of the occurrence of an Event of Loss, or property damage or loss not constituting an Event of Loss,  under policies  required to be maintained by the Company pursuant  to  SECTION  2.04 and all  proceeds  of a transfer  of title to Spare  Parts or Pledged
Equipment  contemplated  by the terms of SECTION  2.03(B) will be applied in accordance  with the provisions of Section 2.6(c) of the Loan Agreement.

(c)      Application  of Payments  from  Governmental  Authorities  for  Requisition  of Title,  etc.
Any payments (other than insurance proceeds the application of which is provided for elsewhere in this
SECTION  3.01)  received  at any  time  by  the  Collateral  Agent  or by the  Company  from  any
Governmental  Authority  or  other  Person  with  respect  to an  Event  of  Loss,  other  than a requisition  for use by the United  States  Government  or other  government  of  registry  of an aircraft  or any  instrumentality  or agency of any thereof  not  constituting  an Event of Loss, will be applied in accordance with Section 2.6(c) of the Loan Agreement.

(d)      Requisition for Use of a Spare Engine by the United States Government or the Government of
Registry of an Aircraft. In the event of the requisition for use of a Spare Engine by the United
States Government or any other government of registry of the applicable  aircraft or any agency or instrumentality  of any  thereof  (other than in the  circumstances  contemplated  by  subsection
(e)), any payments  received by Collateral Agent or the Company from such government with respect to such requisition shall be paid over to, or retained by the Company.

(e)      Application  of  Payments  During  Existence  of  Specified  Defaults  and Events of  Default.
Any amount referred  to in this SECTION 3.01 which is payable to or retainable by the Company (or any Permitted  Lessee) shall not be paid to or retained by the Company (or any Permitted Lessee)
if at the time of such payment or retention a Specified  Default or any Event of Default shall have occurred and be  continuing,  but shall be held by or paid over to  Collateral  Agent and, at the direction  of the  Board (or if the  Board  Guarantee  is no  longer  in  effect,  the  Requisite
Lenders),  subject to applicable  law, be applied  against the  obligations  of the Company under the Loan  Documents.  At such time as there shall not be continuing  any such  Specified  Default or Event of  Default,  such  amount  shall be paid to the  Company to the  extent not  previously applied in  accordance  with the  preceding  sentence.  Prior to remitting  any such funds to the
Company,  the  Collateral  Agent  shall  be  authorized  to  request  and  receive  an  Officer's
Certificate  from the  Company  certifying  that no  Specified  Default or Event of  Default  has occurred and is continuing.

(f)      Treatment  of  Insurance  Proceeds in  Accordance  with Loan  Agreement.  Notwithstanding anything to the contrary contained herein,  any insurance proceeds and any proceeds received in connection with a requisition of title by any Governmental Authority payable to the Company or the loss payee as a result of an Event of Loss with respect to all or any  portion of the Collateral shall be subject to Section 2.6(c) of the Loan  Agreement (including the threshold set forth in the first sentence thereof for proceeds not applied to repair, restore or replace the asset from which such proceeds  derived)  without  regard to whether the Company  elects  pursuant to this SECTION
3.01 to  substitute  an  Acceptable  Alternate  Spare Engine in respect of the Spare Engine which has suffered an Event of Loss.

                                            ARTICLE 4

                                            REMEDIES

SECTION 4.01      REMEDIES AVAILABLE TO COLLATERAL AGENT.

(a)      For the purpose of enforcing any and all rights and remedies under this Security Agreement, after an Event of Default shall have occurred and so long as such Event of Default shall be continuing:
(i) upon the written demand of the  Collateral  Agent and at the Company's  expense,  the Company shall give the Collateral  Agent immediate  access to the Tracking System  (together with Company personnel  necessary  to operate the  Tracking  System) and promptly  deliver  possession  of any
Collateral as the Collateral  Agent may so demand to the Collateral  Agent or its designee in the manner and condition  required by, and otherwise in accordance  with all the  provisions of, this
Security  Agreement,  or the Collateral Agent at its option may enter upon the premises where all or any part of the  Collateral  is located and take  immediate  possession of and remove the same by summary  proceedings  or otherwise (and at the Collateral  Agent's  option,  store the same at the Company's  premises until disposal thereof by the Collateral  Agent),  all without  liability accruing  to the  Collateral  Agent  (other than that caused by the  Collateral  Agent's  willful misconduct  or gross  negligence as actually and finally  determined  by a final,  non-appealable judgment  of a court of  competent  jurisdiction)  for or by  reason  of such  entry or taking of possession or removing  whether for the  restoration of damage to property  caused by such action or  otherwise;  and (ii) the Company  shall,  at the request of the  Collateral  Agent,  promptly execute  and  deliver to the  Collateral  Agent such  instruments  or other  documents  as may be necessary or advisable to enable the Collateral  Agent or an agent or  representative  designated by the Collateral  Agent,  at such time or times and place or places as the Collateral  Agent may specify,  to obtain  possession of all or any part of the  Collateral the possession of which the
Collateral  Agent shall at the time be entitled to  hereunder;  provided,  that during any period any  aircraft on which a Spare  Engine is  installed  is  activated  under the Civil  Reserve Air
Fleet  Program in  accordance  with the  provisions  of SECTION  2.01(B)(I)(F)  hereof and in the possession  of the  government of the United  States of America or an  instrumentality  or agency thereof,  the  Collateral  Agent shall not,  on account of any Event of  Default,  be entitled to exercise any of its rights under this  SECTION 4.01 against the  Collateral  in such manner as to limit the  Company's  control of the  associated  aircraft,  unless at least sixty (60) days' (or such  lesser  period as may then be  applicable  under the Air  Mobility  Command  program of the
United States  Government)  prior written  notice of Default  hereunder  shall have been given by
the  Collateral  Agent  to  the  Company  with  a  copy  addressed  to  the  Contracting   Office
Representative  for the Air  Mobility  Command of the United  States Air Force under the contract with the Company relating to such aircraft.

(b)      After an Event of Default shall have occurred and so long as such Event of Default shall be continuing, then and in every such case the Collateral Agent, as holder of a security interest in the Collateral may, and when required pursuant to the provisions of Section  7.2 of the Loan
Agreement  shall,  exercise,  any or all of the  rights  and powers and pursue any and all of the remedies  accorded  to a secured  party  under the UCC and under any other  applicable  law,  may recover  judgment  in its own  name as  Collateral  Agent  against  the  Collateral  and may take possession  of all or any part of the  Collateral  and may  exclude  the  Company and all Persons claiming  under any of them  wholly or partly  therefrom.  Any  proceeds  received or realized by the  Collateral  Agent at any time  pursuant  to the  exercise  of  remedies  hereunder  shall be promptly  transferred  by the Collateral  Agent to the account of the Agent  specified in Section
2.9(a) of the Loan  Agreement for  application  in  accordance  with the priority of payments set forth in Section 2.9(e) of the Loan Agreement.

(c)      So long as an Event of Default shall have occurred and be continuing, the Collateral Agent may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after  taking possession  and without  instituting  any legal  proceedings  whatsoever,  and having first given notice of such sale by  registered  mail to the  Company,  at least 20 days  prior to the date of such  sale,  and any  other  notice  which  may be  required  by law,  sell  and  dispose  of the
Collateral,  or any part thereof,  or interest therein, at public auction or private sale, in one lot as an  entirety or in  separate  lots,  and either for cash or on credit and on such terms as the Collateral  Agent may  determine,  and at any place (whether or not it be the location of the
Collateral or any part thereof) and time designated in the notice above referred to.

(d)      Any such sale may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further notice, and the Collateral
Agent or any Lender may bid and become the purchaser at any such sale and each Lender shall be entitled at any public  auction sale to credit  against any purchase price bid at such public auction sale by such  Lender all or any part of any unpaid  obligations  owing to such  Lender  secured by the
Lien of the Security Documents.

(e)      If an Event of Default has occurred and is continuing, the Collateral Agent shall also be entitled to pursue all or any part of the Collateral wherever it may be found and may enter any of the premises of the Company or any other Person  wherever the  Collateral may be or be supposed to be and search for the  Collateral  and take  possession  of any item of the  Collateral  pursuant to this  SECTION  4.01(E).  The  Collateral  Agent  may,  from time to time,  at the  expense of the
Company,  make  all  such  expenditures  for the  collection,  maintenance,  insurance,  repairs, replacements,  alterations,  additions and improvements to and of the Collateral,  as it may deem proper.  In each such case,  the  Collateral  Agent  shall have the right to  collect,  maintain, use, insure,  operate,  store, lease, control or manage the Collateral,  and to carry on business and exercise all rights and powers of the Company  relating to the  Collateral as the  Collateral
Agent  shall deem  appropriate,  including  the right to enter  into any and all such  agreements with  respect to the  collection,  maintenance,  use,  insurance,  operation,  storage,  leasing, control or  management  of the  Collateral or any part  thereof.  The  Collateral  Agent shall be entitled  to  collect,  sue for and  receive  directly  all monies due or to become  due,  tolls, rents,  issues,  profits,  products,  revenues or other income pursuant to this SECTION  4.01(E).
In accordance  with the terms of this SECTION  4.01(E),  such monies due or to become due, tolls, rents,  issues,  profits,  products,  revenues  and  other  income  shall be  applied  to pay the expenses  of  collecting,  using,  operating,  storing,  leasing,  controlling  or  managing  the
Collateral, and of all maintenance,  insurance,  repairs,  replacements,  alterations,  additions and  improvements,  and to make all payments  which the  Collateral  Agent may be required or may elect to make,  if any,  for taxes,  assessments,  insurance  or other  proper  charges  upon the
Collateral  or any part thereof  (including  the  employment  of  engineers  and  accountants  to examine,  inspect and make reports  upon the  properties  and books and records of the  Company), and all other  payments  which the  Collateral  Agent may be required or authorized to make under any provision of this Security  Agreement,  including this SECTION  4.01(E),  as well as just and reasonable  compensation  for the services of the Collateral  Agent,  and of all persons properly engaged and employed by the Collateral Agent.

(f)      Subject to SECTION 4.01(C), the Collateral Agent may proceed to protect and enforce this
Security Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure  hereunder,  or for the appointment of a receiver or receivers  for the  Collateral  or any part  thereof,  or for the recovery of judgment for the indebtedness  secured by the Lien created  under this Security  Agreement or for the  enforcement of any other proper, legal or equitable remedy available under applicable law.

(g)      Each and every right, power and remedy herein given to the Collateral Agent specifically or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically  herein  given or otherwise  existing  may be  exercised  from  time to time and as  often in such  order as may be deemed  expedient by the Collateral  Agent,  and the exercise or the beginning of the exercise of any power or remedy  shall not be  construed  to be a waiver of the right to exercise at the same time or  thereafter  any other  right,  power or remedy.  No delay or omission by the  Collateral
Agent in the  exercise of any right,  remedy or power or in pursuing  any remedy shall impair any such  right,  power or remedy or be  construed  to be a waiver of any  default on the part of the
Company or to be an acquiescence therein.

(h)      Upon and during the continuance of an Event of Default the Collateral Agent shall be entitled to undertake an acceptance of all or a part of the Collateral in satisfaction of all or a specified part of the  Obligations  pursuant to and in accordance with the provisions of Sections
9-620 and 9-621 of the UCC and the Company's rights  thereunder,  none of which are waived herein notwithstanding  the terms of SECTION  4.03,  and, if pursuant  to such  Sections  and after such
Event  of  Default  the  Company  consents  to  such  acceptance,  which  consent  shall  not  be unreasonably  withheld,  then the Company  shall  execute and deliver  such deeds of  conveyance, assignments  and other  documents or instruments  (including any notices or  applications  to the
FAA or any other Governmental  Authority having  jurisdiction over the Collateral subject to such conveyance)  as shall be  reasonably  required to  effectuate  the  transfer of such  Collateral, together  with the  certificates,  if any,  representing  the same and any  other  rights  of the
Company with respect thereto,  to the Collateral  Agent or any designee or designees  selected by the Collateral Agent.

SECTION 4.02      EXPENSES.  The Company agrees that it will upon demand pay to the Collateral Agent:

(a)      the amount of any taxes (other than income taxes) payable by reason of the Collateral Agent's security interests in respect of the Collateral or to free any of the Collateral from any Lien thereon;
and

(b)      the amount of any and all reasonable out-of-pocket expenses, including, but not limited to, any excise, property, transfer, sales and use taxes imposed by any state, federal or other local authority on any of the Collateral, and reasonable fees and disbursements of counsel and of any other experts payable in connection  with the  enforcement of this Security  Agreement after and during the  continuance  of any Event of Default,  including such expenses as are incurred in connection with:

(i)      the collection, sale or other disposition of the Collateral;
(ii)     any action taken by the Collateral Agent to effect compliance on behalf of the Company in respect of a failure by the Company to comply with the provisions of this Security Agreement which results (or is likely to result) in the  diminution  of the value of the Collateral or the validity,  perfection,  rank or value of the Collateral Agent's security interest in the Collateral;
(iii)    protecting, storing, warehousing, appraising, insuring, handling, maintaining, shipping, overhauling and repairing the Collateral; or
(iv)     the exercise by the Collateral Agent of any of the rights or powers conferred upon it hereunder.

         Any such  amount not paid to the  Collateral  Agent on demand  shall bear  interest  for each day until paid at a rate per annum  equal to the rate  specified  in  Section  2.7(g) of the
Loan Agreement.

SECTION 4.03      WAIVER OF CLAIMS.

(a)      Except as otherwise provided in this Security  Agreement, the Company hereby waives, to the maximum extent permitted by applicable law, notice and judicial  hearing  in  connection  with the
Collateral  Agent's  taking  possession,  retention,  disposition  or  sale  of  any  Collateral, including  any and all prior  notice and hearing for any  prejudgment  remedy or remedies and any such right which the Company  would  otherwise  have under any  applicable  law,  and the Company hereby further waives, to the maximum extent permitted by law:

(i)      provided that the actions taken comply, in all material respects, with applicable law, including but not limited to all applicable provisions of the UCC, all claims, damages and demands against the Collateral Agent, the Board and the Lenders arising out of such taking of possession,  retention,  disposition  or  sale of the  Collateral  except  such  claims, damages and demands as may arise out of such  Person's own gross  negligence  or willful misconduct as actually and finally  determined by a final  non-appealable  judgment of a court of  competent  jurisdiction  and only to the  extent  of  direct  (as  opposed  to special, indirect, consequential or punitive) damages;

(ii)     all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

(iii)    all rights of appraisal, valuation, stay, extension or moratorium (but not redemption) now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Security  Agreement or the absolute sale or other disposition  of any  part of the
         Collateral,  and the Company,  for itself and all who may claim under it,  insofar as it or they now or  hereafter  lawfully  may,  hereby  waives the  benefit of all such laws;
         provided,  however,  that the actions taken by the Collateral Agent as described in this
         SECTION 4.03 herein comply,  in all material  respects,  with applicable law,  including but not limited to all applicable provisions of the UCC.

(b)      The Company, for itself and all who claim through it, hereby waives all right to have the
Collateral marshaled upon any foreclosure hereof and agrees that any court having jurisdiction  to foreclose this Security Agreement may order the sale of the Collateral as an entity.

SECTION 4.04      DISCONTINUANCE  OF  PROCEEDINGS.   In case the Collateral Agent shall have
instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Company, the Collateral  Agent and each  Lender  shall be  restored  to their  former positions and rights  hereunder with respect to the Collateral  subject to the security  interest and Lien  created  under the  Security  Documents  and all  rights,  remedies  and  powers of the
Collateral Agent shall continue as if no such proceeding had been instituted.

                                            ARTICLE 5

                                TERMINATION OF SECURITY AGREEMENT

SECTION 5.01      TERMINATION  OF SECURITY  AGREEMENT.  This Security Agreement shall terminate upon payment and performance in full of all of the Obligations and, as to any item of Collateral, upon the transfer or disposition of such Collateral as permitted  herein. Upon termination, the
Company shall direct, at the Company's sole cost and expense, the Collateral  Agent to execute and deliver,  at the  Company's  sole cost and  expense,  to or as directed in writing by the Company appropriate  instruments  reasonably  required  to  release  all  the  property  included  in the
Collateral  (or such  item of  Collateral,  as the  case  may be)  from the Lien of the  Security
Documents  and the  Collateral  Agent shall  execute and deliver such  instruments  as aforesaid;
provided,  however,  that this Security Agreement shall earlier terminate and this Security
Agreement  shall be of no further  force or effect  upon any sale or other final  disposition  by the  Collateral  Agent  of all  property  constituting  part  of the  Collateral  and  the  final distribution  by the Collateral  Agent of all monies or other  property or proceeds  constituting part of the  Collateral  in  accordance  with the terms  hereof.  Except as  aforesaid  otherwise provided,  this Security  Agreement  shall  continue in full force and effect in accordance  with the terms hereof.

                                            ARTICLE 6

                                          MISCELLANEOUS

SECTION 6.01      NOTICES.  All notices and other communication provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered  mail or sent by telecopy as follows:

         if to the Company, to:

                  Frontier Airlines, Inc.
                  7001 Tower Road
                  Denver, Colorado 80249
                  Attention: Vice President-Administration and General Counsel

                  Phone: (720) 374-4200
                  Facsimile: (720) 374-4379

         if to the Collateral Agent, to:

                  Wells Fargo Bank Northwest, N.A.
                  299 South Main Street, 12th Floor
                  Salt Lake City, Utah 84111
                  Attention: Brett R. King

                  Phone:  (801) 246-5819
                  Facsimile: (801) 246-5053

Either  party  hereto  may  change  its  address  or  telecopy   number  for  notices  and  other
communications   hereunder  by  notice  to  the  other  party  hereto.   All  notices  and  other
communications  given to either party hereto in accordance  with the  provisions of this Security
Agreement shall be deemed to have been given on the date of receipt.

SECTION 6.02      GOVERNING  LAW.  THIS SECURITY AGREEMENT IS BEING DELIVERED IN THE STATE
OF NEW  YORK. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW
OF THE STATE OF NEW  YORK;  PROVIDED  THAT IN THE  EVENT THE BOARD BECOMES A LENDER PURSUANT TO THE
BOARD GUARANTEE, THE RIGHTS AND OBLIGATIONS OF THE  BOARD  HEREUNDER  SHALL BE  GOVERNED  BY,  AND
CONSTRUED IN  ACCORDANCE  WITH,  THE FEDERAL LAW OF THE UNITED  STATES OF AMERICA,  IF AND TO THE
EXTENT SUCH FEDERAL LAW IS APPLICABLE,  AND OTHERWISE IN ACCORDANCE  WITH THE LAW OF THE STATE OF
NEW  YORK.  THE  PROVISIONS  OF  SECTION  10.11 OF THE LOAN  AGREEMENT  ARE  INCORPORATED  HEREIN
MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

SECTION 6.03      EXECUTION  IN  COUNTERPARTS.   This Security Agreement may be executed in any
number of counterparts, each of which shall be an  original  but  such  counterparts  shall  together constitute but one instrument.

SECTION 6.04      AMENDMENTS.  This Security Agreement may be amended in accordance with the provisions set forth in Section 10.1 of the Loan Agreement.

SECTION 6.05      DOCUMENTATION.  The Company shall provide the Collateral Agent with copies of all  documents executed in connection with the Security Documents.

SECTION 6.06      PREPAYMENT  ACCOUNT.  Any amounts which the Company may be required to pay to the Agent as a prepayment in accordance with Section 2.6 or 2.10 of the Loan  Agreement on a day that is other than an Interest Payment Date may, in lieu of being paid by the Company as a prepayment on the due date thereof, be deposited in the Prepayment Account if, by virtue of such prepayment, the Company would be obligated to make a payment in accordance with  Section  2.10(e) of the Loan
Agreement.  To the  extent  the  Company  elects to  deposit  cash in the  Prepayment  Account as provided in the preceding  sentence,  the  Collateral  Agent shall apply any amounts so deposited in the  Prepayment  Account  to  prepay  the Loans on the last day of the then  current  Interest
Period.  The Company shall be deemed to have  satisfied the  prepayment  requirements  of Section
2.6 or 2.10,  as  applicable,  upon  deposit of  immediately  available  funds in the  Prepayment
Account in an amount  equal to the amount of the  prepayment  then due  pursuant to such  Section
2.6 or 2.10, as  applicable.  The  Collateral  Agent shall,  at the request of the Company and in accordance  with SECTION  6.07 hereof,  invest  amounts on deposit in the  Prepayment  Account in
Cash  Equivalents  maturing on or prior to the last day of the then current  Interest Period with any interest  thereon  remitted to the Company  concurrently  with the application of the amounts so deposited on the date of prepayment;  provided,  that no such remittance  shall be made if and so long as a Specified  Default or Event of Default  shall have occurred and be  continuing.  The parties hereby  acknowledge  and agree that the  Prepayment  Account is, and is intended to be, a deposit  account (as such term is defined in Section 9-102 of the UCC),  and that the  Collateral
Agent  shall at all times  during the term of this  Agreement  have  control  of such  Prepayment
Account (within the meaning of Section 9-104 of the UCC).

SECTION 6.07      CASH COLLATERAL.

(a)      Any amounts held by the Collateral Agent pursuant to the provisions of this Agreement shall be invested by the Collateral Agent from time to time in Cash Equivalents as directed in an
Officer's Certificate from the Company so long as the Collateral Agent may acquire the same using commercially  reasonable  efforts.  The parties hereto agree that the Collateral  Agent and/or an
Affiliate of the  Collateral  Agent may charge  and/or  collect  fees and expenses in  connection with the  purchase of Cash  Equivalents  or for other  services  rendered  to the parties  hereto
(provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's  length).  Neither  the  Collateral  Agent nor any of its  Affiliates  shall be required to account for any profits or benefits  described in the preceding  sentence.  All Cash  Equivalents held by the  Collateral  Agent  pursuant to this SECTION 6.07 shall be registered in the name of, payable to the order of, or specially  endorsed  to, the  Collateral  Agent.  Except as otherwise provided in SECTION  6.06,  any income  realized as a result of any such  investment,  net of the
Collateral  Agent's  reasonable  fees and expenses in making such  investment,  shall be held and applied by the  Collateral  Agent in the same manner as the principal  amount of such  investment is to be applied and any losses,  net of earnings and such  reasonable  fees and expenses,  shall be charged against the principal  amount  invested.  All taxes on any income so realized shall be charged to the Company.  The  Collateral  Agent shall not be liable for any loss  resulting  from any  investment  to be made by it under  this  Agreement  other  than by  reason  of its  willful misconduct  or gross  negligence as actually and finally  determined  in a final,  non-appealable judgment of a court of competent jurisdiction.

(b)      Neither the Collateral Agent nor any of its Affiliates assume any duty or liability for monitoring the rating of the selected investment. In the event an investment selection is not made, the amounts held by the Collateral Agent pursuant to the  provisions  of this  Security  Agreement shall not be invested  and the  Collateral  Agent shall not incur any  liability  for interest or income thereon.

(c)      The Collateral Agent shall have no obligation to invest or reinvest amounts to be held by the Collateral Agent if all or a portion of such amounts are deposited with the Collateral Agent after 11:00 a.m. (New York time) on the day of the deposit.  Instructions to invest or reinvest that are received after 11:00 a.m. (New York time) will be treated  as if  received  on the  following
Business Day in New York.

(d)      The Collateral Agent shall have the power to sell or liquidate the foregoing investments whenever the Collateral Agent shall be required to distribute the amounts held pursuant to the terms of this Security Agreement or as otherwise contemplated in this Security Agreement. Requests or instructions  received  after 11:00 a.m.  (New York time) by the  Collateral  Agent to  liquidate such amounts will be treated as if received on the following Business Day in New York.

(e)      The Collateral Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the amounts held by the Collateral Agent pursuant to the  terms  of this  Security  Agreement  provided  that  the  Collateral  Agent  has  made  such investment,  reinvestment  or liquidation of the trust assets in accordance  with the terms,  and subject to the conditions, of this Security Agreement.

(f)      Each of the parties to this Security Agreement acknowledge that non-deposit investment products are not obligations of, or guaranteed by, Wells Fargo Bank,  N.A. or any of their affiliates; are not
FDIC  insured;  and are subject to  investment  risks,  including  the possible loss of principal amount  invested in one of the money market  funds made  available  by the  Collateral  Agent and selected by the Company.

(g)      Any investment direction contained herein may be executed through an affiliated broker or dealer of the Collateral Agent and any such affiliated broker or dealer shall be entitled to such broker's or dealer's usual and customary fees for such execution.

(h)      The Cash Equivalents may be held by the Collateral Agent directly or through any clearing agency or depository  (collectively, the "Clearing Agency") including, without limitation, the Federal Reserve/Treasury  Book-Entry  System for United  States and federal  agency  securities, and The Depository  Trust Company.  The Collateral Agent shall not have any responsibility or liability for the actions or omissions to act on the part of any Clearing Agency.

(i)      Notwithstanding anything contained herein to the contrary, the parties hereto hereby agree and acknowledge  that due to the  potential  conflict  of  interest,  the  Collateral  Agent will not purchase  the  commercial  paper  of Wells  Fargo  Bank,  N.A.  or any  affiliate  (collectively,
"Paper")  unless  the  Collateral  Agent  is  specifically  instructed  to  purchase  Paper in an
Officer's  Certificate from the Company.  Any instruction for the purchase of Paper must be given by the Company on a  transaction  by  transaction  basis in the manner set forth in the preceding sentence.

                                              * * *

         IN WITNESS  WHEREOF,  the  parties to hereto  have caused  this  Mortgage  and  Security
Agreement to be duly executed by their respective officers thereunto duly authorized.

FRONTIER AIRLINES, INC.

By:                                                     By:
      Name:                                                         Name:
      Title:                                                        Title:

Witnesses:                                                    Witnesses:

By:                                                     By:
      Name                                                          Name

By:                                                     By:
      Name                                                          Name

STATE OF COLORADO                     )                      STATE OF COLORADO                    )
                                      )        ss.:                                               )        ss.:
COUNTY OF DENVER                      )                      COUNTY OF DENVER                     )

I,                    ,  a Notary                      I,                      ,    a
Public of the  County of  Denver,  State                      Notary   Public  of  the   County  of
of Colorado,  do hereby certify that the                      Denver, State of Colorado,  do hereby
above-referenced   officer  of  Frontier                      certify  that  the   above-referenced
Airlines,  Inc., a Colorado corporation,                      officer of Frontier  Airlines,  Inc.,
personally   appeared   before   me  and                      a  Colorado  corporation,  personally
acknowledged  the due  execution  of the                      appeared  before me and  acknowledged
foregoing  instrument  for and on behalf                      the due  execution  of the  foregoing
of said company.                                              instrument  for and on behalf of said
                                                              company.
WITNESS  my hand and  official  stamp or
seal.                                                         WITNESS  my hand and  official  stamp
                                                              or seal.

Notary Public
                                                              Notary Public
My Commission
Expires:                                               My Commission
                                                              Expires:

WELLS FARGO BANK NORTHWEST, N.A.,
as Collateral Agent

By:
      Name:
      Title:

Witnesses:

By:
      Name

By:
      Name

STATE OF UTAH                         )
                                      )        ss.:
COUNTY OF SALT LAKE                   )

I,                     ,  a Notary  Public of the County of Salt Lake,  State of Utah,  do
hereby  certify  that  the  above-referenced  officer  of  Wells  Fargo  Bank  Northwest,   N.A.,
personally  appeared  before me and  acknowledged  the due execution of the foregoing  instrument for and on behalf of said company.

WITNESS my hand and official stamp or seal.

Notary Public

My Commission Expires:

                                                                                       EXHIBIT A1
                                                                                  to Mortgage and
                                                                               Security Agreement
                                 MORTGAGE AND SECURITY AGREEMENT
                                SUPPLEMENT (SPARE ENGINE) NO. ( )

         This  MORTGAGE  AND  SECURITY  AGREEMENT   SUPPLEMENT  (SPARE  ENGINE)  NO. (  )  dated
          (herein called this "Security  Agreement  Supplement") made by Frontier Airlines,
Inc.,  a  Colorado  corporation  (herein  called  the  "Company"),  in favor of Wells  Fargo Bank
Northwest,  N.A.,  as  Collateral  Agent for,  and  directed  by, the Board,  the Lenders and the
Supplemental  Guarantors  (each as  defined in the Loan  Agreement  (as  defined in the  Security
Agreement (as defined below))) (the "Collateral Agent").

                                      W I T N E S S E T H:

         WHEREAS,  the Company has heretofore  executed and delivered to the  Collateral  Agent a
Mortgage and Security  Agreement  dated as of February 14, 2003 (as amended,  modified,  restated
or  otherwise  supplemented  from  time to time in  accordance  with  its  terms,  the  "Security
Agreement"), covering, inter alia, Spare Engines of the Company;

         WHEREAS,  terms that are defined in the  Security  Agreement or the Loan  Agreement  (as
such term is  defined in the  Security  Agreement)  and which are not  otherwise  defined  herein shall have the meanings assigned to such terms in the Security Agreement or the Loan Agreement;

         WHEREAS,  the Security  Agreement and Security  Agreement  Supplement (Spare Engine) No.
  dated                ,    have been duly recorded  pursuant to Subtitle VII of Title 49
of the United  States Code on                 ,   ,  as one document and have been assigned
Conveyance No.        ; and

         WHEREAS,  the Security  Agreement  provides for the  execution and delivery from time to time of Mortgage and Security Agreement  Supplements,  each substantially in the form hereof, for the purpose of subjecting engines to the Lien of the Security Agreement.

         NOW,  THEREFORE,  this  Security  Agreement  Supplement  Witnesseth,  that to secure the prompt  payment of the  principal  of,  interest on and all other amounts due with respect to the
Loan  and to  secure  the  performance  and  observance  by the  Company  of all the  agreements, covenants and provisions  contained in the Security  Agreement,  in the Loan Agreement and in the
other Loan  Documents  and the  prompt  payment  of any and all  amounts  from time to time owing hereunder,  under the Loan  Agreement and the other Loan  Documents and for the uses and purposes and subject to the terms and provisions of the Security  Agreement,  and in  consideration of the premises  and of the  covenants  contained  in the  Security  Agreement,  and of  other  good and valuable  consideration  the receipt and adequacy  whereof are hereby  acknowledged,  the Company
has  granted,  bargained,  sold,  assigned,   transferred,   conveyed,   mortgaged,  pledged  and
confirmed, and does hereby grant, bargain, sell, assign, transfer,  convey, mortgage,  pledge and confirm,  unto the Collateral Agent, its successors and assigns,  for the security and benefit of the Board and the Lenders,  a first priority  security  interest in and first  priority  mortgage
Lien on the following described property:

                                        AIRCRAFT ENGINES

         [    ] aircraft engines,  each such engine having 750 or more rated take-off  horsepower or the equivalent  thereof,  whether or not such engines shall be installed in or attached to any aircraft or airframe, identified as follows:

                 Manufacturer                  Model             Manufacturer's
                                                                 Serial Number

together  with all Parts which are from time to time  incorporated  or  installed  in or attached thereto or which have been removed  therefrom,  unless the Lien of the Security  Agreement  shall not be applicable to such Part pursuant to the provisions of the Security Agreement.

         TO HAVE AND TO HOLD all and singular the aforesaid  property unto the Collateral  Agent, its  successors  and assigns,  for the uses and purposes and subject to the terms and  provisions set forth in the Security Agreement.

         This  Security  Agreement  Supplement  shall be  construed  as a  supplemental  Security
Agreement and shall form a part thereof,  and the Security  Agreement is hereby  incorporated  by reference herein and is hereby ratified, approved and confirmed.

                                              * * *

         IN WITNESS  WHEREOF,  the  Company  has caused  this  Mortgage  and  Security  Agreement
Supplement  (Spare  Engine) No. (   ) to be duly executed by one of its officers,  thereunto  duly authorized, on the day and year first above written.

                                                              FRONTIER AIRLINES, INC.

                                                              By:
                                                                 Name:
                                                                 Title:

                                                                                       EXHIBIT A2
                                                                                  to Mortgage and
                                                                               Security Agreement
                                 MORTGAGE AND SECURITY AGREEMENT
                                SUPPLEMENT (SPARE PARTS) NO. ( )

         This  MORTGAGE  AND  SECURITY   AGREEMENT   SUPPLEMENT  (SPARE  PARTS)  NO.  (  )  dated
          (herein called this "Security  Agreement  Supplement") made by Frontier Airlines,
Inc.,  a  Colorado  corporation  (herein  called  the  "Company"),  in favor of Wells  Fargo Bank
Northwest,  N.A.,  as  Collateral  Agent for,  and  directed  by, the Board,  the Lenders and the
Supplemental  Guarantors (as defined in the Loan Agreement (as defined in the Security  Agreement
(as defined below))) (the "Collateral Agent").

                                      W I T N E S S E T H:

         WHEREAS,  the Company has heretofore  executed and delivered to the  Collateral  Agent a
Mortgage and Security  Agreement  dated as of February 14, 2003 (as amended,  modified,  restated
or  otherwise  supplemented  from  time to time in  accordance  with  its  terms,  the  "Security
Agreement"),  covering,  inter alia,  certain  Spare Parts,  Appliances  and  Expendables  of the
Company;

         WHEREAS,  terms that are defined in the  Security  Agreement or the Loan  Agreement  (as
such term is  defined in the  Security  Agreement)  and which are not  otherwise  defined  herein shall have the meanings assigned to such terms in the Security Agreement or the Loan Agreement;

         WHEREAS,  the Security Agreement and Security Agreement  Supplement (Spare Parts) No.
dated                 ,    have been duly recorded  pursuant to Subtitle VII of Title 49 of
the United  States Code on                ,   ,  as one document and have been assigned
Conveyance No.          ; and

         WHEREAS,  the Security  Agreement  provides for the  execution and delivery from time to time of Mortgage and Security Agreement  Supplements,  each substantially in the form hereof, for the purpose of subjecting  spare parts,  appliances  and  expendables to the Lien of the Security
Agreement.

         NOW,  THEREFORE,  this  Security  Agreement  Supplement  Witnesseth,  that to secure the prompt  payment of the  principal  of,  interest on and all other amounts due with respect to the
Loan  and to  secure  the  performance  and  observance  by the  Company  of all the  agreements, covenants and provisions  contained in the Security  Agreement,  in the Loan Agreement and in the
other Loan  Documents  and the  prompt  payment  of any and all  amounts  from time to time owing hereunder,  under the Loan  Agreement and the other Loan  Documents and for the uses and purposes and subject to the terms and provisions of the Security  Agreement,  and in  consideration of the premises  and of the  covenants  contained  in the  Security  Agreement,  and of  other  good and valuable  consideration  the receipt and adequacy  whereof are hereby  acknowledged,  the Company
has  granted,  bargained,  sold,  assigned,   transferred,   conveyed,   mortgaged,  pledged  and
confirmed, and does hereby grant, bargain, sell, assign, transfer,  convey, mortgage,  pledge and confirm,  unto the Collateral Agent, its successors and assigns,  for the security and benefit of the Board and the Lenders,  a first priority  security  interest in and first  priority  mortgage
Lien on the following described property:

                                           SPARE PARTS

                                           [Describe]

         The Spare  Parts  described  above  are  located,  as of the date  hereof,  at  [specify locations] (each such location to be included as a Designated Location).

         TO HAVE AND TO HOLD all and singular the aforesaid  property unto the Collateral  Agent, its  successors  and assigns,  for the uses and purposes and subject to the terms and  provisions set forth in the Security Agreement.

         The Company  hereby  represents  and  warrants  that it holds an air  carrier  operating certificate  issued by the Secretary of  Transportation  of the United States pursuant to Chapter
447 of Title 49 of the United  States Code or any  analogous  successor  provision  of the United
States Code,  for aircraft  capable of carrying ten or more  individuals  or 6,000 pounds or more of cargo.

         This  Security  Agreement  Supplement  shall be  construed  as a  supplemental  Security
Agreement and shall form a part thereof,  and the Security  Agreement is hereby  incorporated  by reference herein and is hereby ratified, approved and confirmed.

                                              * * *

         IN WITNESS  WHEREOF,  the  Company  has caused  this  Mortgage  and  Security  Agreement
Supplement  (Spare  Parts) No. (__) to be duly executed by one of its  officers,  thereunto  duly authorized, on the day and year first above written.

                                                              FRONTIER AIRLINES, INC.

                                                              By:
                                                                 Name:
                                                                 Title:

                                                                 EXHIBIT B
                                                                                  to Mortgage and
                                                                               Security Agreement
                                    SCHEDULE OF SPARE ENGINES

One (1) [***] engine  bearing  manufacturer's  serial number  [***],  which has seven hundred and fifty (750) or more rated takeoff horsepower or its equivalent.

                                                                                        EXHIBIT C
                                                                                  to Mortgage and
                                                                               Security Agreement
                                      DESIGNATED LOCATIONS

Continental Hangar
Frontier Area
26360 E. 103rd Ave.
Denver, Colorado 80249

12015 East 46th Avenue
Denver, Colorado 80239

Denver International Airport
Concourse A
Gate 36
Denver, Colorado 80249

7642 Undergrove Circle
Unit F
Denver, Colorado 80249

Frontier Airlines/ELP Station
6701 Convair Rd., Suite C
El Paso, Texas 79925

Sky Harbor Airport
3400 Sky Harbor Blvd.
Terminal 3, Gate 20
Phoenix, Arizona 85034

Albuquerque International Airport
2200 Sunport Blvd
Albuquerque, NM 87106

                                                                                        EXHIBIT D
                                                                                  to Mortgage and
                                                                               Security Agreement
                                SCHEDULE OF COUNTRIES AUTHORIZED
                                FOR DOMICILE OF PERMITTED LESSEES

Austria
Belgium
Canada
Denmark
Finland
France
Germany
Iceland
Ireland
Italy
Japan
Netherlands
Norway
Sweden
Switzerland
United Kingdom